UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number      811-22930

USCF ETF Trust

(Exact name of registrant as specified in charter)

1850 Mt. Diablo Blvd., Suite 640

Walnut Creek, CA 94596

(Address of principal executive offices) (Zip code)

USCF Advisers LLC

Mr. Stuart Crumbaugh

1850 Mt. Diablo Blvd., Suite 640

Walnut Creek, CA 94596

(Name and address of agent for service)

Registrant’s telephone number, including area code:     510-522-9600

Date of fiscal year end: June 30

Date of reporting period: June 30, 2022

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

(a)	The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

Annual Report | June 30, 2022

UDI
USCF Dividend Income Fund

UMI
USCF Midstream Energy Income Fund

GLDX
USCF Gold Strategy Plus Income Fund

USCF ETF TRUST
TABLE OF CONTENTS

LETTER TO THE SHAREHOLDERS OF THE USCF SUMMERHAVEN
DYNAMIC COMMODITY STRATEGY NO K-1 FUND (“SDCI”) AND
THE USCF GOLD STRATEGY PLUS INCOME FUND (“GLDX”) FROM
SUMMERHAVEN INVESTMENT MANAGEMENT

Commodities have continued the 2021 rally as inflation grew from 1.4% in 2020 to 9.1% in 2022. Of the 27 components of SummerHaven Dynamic Commodity Index Total Return (“SDCITR”), 18 had positive returns from June 30, 2021 to June 30, 2022. Heating Oil and Gas Oil returned 128% and 123% respectively during this period while Silver declined by -23%. The best performing sector was Energy (up 89%).1

SummerHaven remains confident in our unique fundamental approach of low-inventory commodity selection as well as the general portfolio benefits of diversified commodity investing. The SDCITR index returned 37.62% from June 30, 2021 to June 30, 2022 generating 13.35% outperformance compared to 24.27% for the BCOM Index Total Return (“BCOMTR”).2

While SDCI is equally invested every month across the 14 commodities selected by the SDCITR, the BCOMTR index (and nearly all our ETF benchmark index peers) uses fixed commodity weights tied to liquidity and annual production. In particular, the large fixed weight to petroleum and gold, while limiting softs and other smaller commodities, has led to significant performance differences.

[1]	Source: Bloomberg
[2]	Source: Bloomberg

2	Annual Report June 30, 2022

Figure 1: Commodity performance June 30, 2021 to June 30, 2022

* Average is the equally-weighted average return of the individual 27 commodities listed in Figure 1.

Source: Bloomberg

Since its inception on November 2, 2021, the USCF Gold Strategy Plus Income Fund (ticker “GLDX”) has captured gold returns while generating additional income through SummerHaven’s call option overwrite strategy.

GLDX: Performance 11/02/2021 to 6/30/2022

ETF Ticker	“GLDX”
Index	GLDXNV[3]	BCOMGCTR[4]
11/02/21 to 6/30/22 Returns	1.72%	0.51%

Source: Bloomberg

[3]	USCF Gold Strategy Plus Income Fund NAV
[4]	Bloomberg Gold Subindex Total Return Index

3

Nowhere to hide from Inflation – only if you are willfully ignoring commodities

Over the last 18 months, year-over-year (YoY) inflation soared from a minimal level of 1.4% to a historically high level of 9.1%.5

Inflation is a headwind for stocks and bonds and a tailwind for real assets such as commodities. In 2022, as the fact of high inflation became more evident, stocks and bonds have suffered losses while commodities continued to perform well.6

The age-old wisdom of stock-bond diversification has been challenged in an unprecedented way (see Figure 2 below). Since the inception in 1976 of the Bloomberg US Aggregate Bond Index, 2022 is the only year where both U.S. stocks and bonds have experience significant negative returns (-20.0% and -10.3% respectively).7

The decline in equities is not just limited to S&P 500 Index. During the first half of 2022, equity returns ranged from -17.6% in emerging market equities8 to -23.6% in US small cap equities.9 A similar broad-based decline was experienced in various bond markets across the globe. From emerging market bonds to U.S. long-term treasury markets, fixed income investors have experienced double-digit declines. REITs,10 which are often touted for their inflation hedging properties, have also declined by -19.2% this year.

The performance of SDCI ETF (+27.43%) in 2022 has been in line with expectations. Historically, commodities have been a hedge against inflation and positive inflation shocks.

Figure 2. YoY inflation – From low-to-transitory-to-1980’s like; within last 18 months

Source: Bloomberg.

[5]	U.S. Bureau of Labor Statistics
[6]	Stocks: S&P 500 Total Return Index, Bonds: Bloomberg US Aggregate Bond Index, Commodities: BCOM TR
[7]	Source: Bloomberg
[8]	MSCI Emerging Market Total Return Index
[9]	Russell 2000 Total Return Index
[10]	FTSE REIT Index Total Return

4	Annual Report June 30, 2022

Definitions:

Bloomberg Commodity Index Total Return (BCOM TR) is an index that tracks the performance of 22 broadly diversified commodity futures contracts. Prior to July 1, 2014, BCOM was known as the Dow Jones-UBS Commodity Index.

S&P GSCI Index (GSCI) is an index that tracks the performance of 24 exchange-traded futures contracts that cover physical commodities spanning five sectors. The S&P GSCI was called the Goldman Sachs Commodity Index (GSCI) before it was purchased by Standard & Poor’s in 2007.

Bloomberg Gold Subindex Total Return Index (BCOMGCTR) is an index that tracks the performance of gold futures contracts. Prior to July 1, 2014, BCOMGCTR was known as the Dow Jones-UBS Gold Subindex Total Return Index.

The performance above represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on distributions or on the sale of shares. Principal value and investments returns will fluctuate and investors’ shares, when sold, may be worth more or less than the original cost. To obtain the most recent month-end performance data visit www.uscfinvestments.com or call 1- 800-920-0259.

It is not possible to invest in an index.

5

LETTER TO THE SHAREHOLDERS OF THE USCF MIDSTREAM ENERGY
INCOME FUND (“UMI”) FROM MILLER/HOWARD INVESTMENTS, INC.

For the year, the midstream sector was among the top performing sectors in the equity markets; supported, in our view, by favorable supply and demand dynamics for energy products. The USCF Midstream Energy Income Fund outperformed its Alerian Midstream Energy Select Index benchmark over the year which includes the sharp pull back in June. The recent, broad downturn likely reflected investors’ concerns around potential impacts from a slowing global economy. While a potential recession could negatively impact crude and natural gas demand, we would point to several factors, including industry fundamentals and company valuations, that have the industry better positioned than in previous years.

Crude prices averaged $93/Bbl (dollars per barrel) in 2014, but were down to $49/Bbl in 2015, and $44/Bbl in 2016, before rebounding to $51/Bbl in 2017. Natural gas prices also largely followed this trend. But the pullback in prices was largely driven by increased supply, as the shale boom brought on significantly higher volumes. Beginning in 2011 and continuing through 2014, US crude production grew nearly one million barrels per day in each of those years.

It is different this time around. In its most recent short-term energy outlook, the US Energy Information Administration (EIA) reported that crude production is still 3% below 2020 levels, while inventories are expected to end the year at the lowest level since January 2015. Natural gas production is expected to continue to move higher, driven by demand from the electric power sector and exports. However, inventories currently remain below the five-year average.

We believe the energy industry is healthy, and the supply/demand picture bodes well for the Fund, as does our continuing focus on free cash flow. In addition, valuations remain compelling. EV/EBITDA multiples have declined significantly since 2015, with the exception of a slight bounce in 2021, when stock prices rebounded off of pandemic lows in anticipation of an economic recovery. In addition, free cash flow has continued to increase since 2015. We believe current valuations in the Fund constituents do not reflect the improvement in industry fundamentals.

Contributors (top three by contribution to total returns)

Holly Energy Partners – HEP benefited from refined product demand recovery, boosting optimism around the stock.

Magellan Midstream Partners – Shares benefited from investors rewarding MMP’s exposure to higher refined products demand and contracts have strong inflation escalators.

6	Annual Report June 30, 2022

Western Midstream Partners – The company benefited from having its assets in the Permian Basin, the most economical oil and gas area in the US, driving investor demand for the stock.

Detractors (bottom three by contribution to total returns)

Targa Resources Corp – TRGP made a large acquisition that increased debt, weighing on the name. In our view, leverage remains very reasonable.

ONEOK, Inc. – Shares came under pressure after the company reported that second quarter volumes would likely be light, due to late, severe winter storms in North Dakota.

Enbridge, Inc, – Enbridge detracted in absolute terms (driven by the portfolio’s large allocation), despite the stock falling less than the overall portfolio and benchmark due to its defensive nature.

LOOKING AHEAD

A recession would not be good for the health of the overall economy, but we believe the midstream industry is likely better positioned than other sectors. Many midstream contracts have built-in inflation escalators, almost all capital spending is financed with internally-generated cash flow, and industry fundamentals are much stronger than in recent memory. All of these factors, combined with a high relative yield, adds up to a better investment opportunity than meets the eye, in our opinion.

7

LETTER TO THE SHAREHOLDERS OF THE USCF DIVIDEND INCOME
FUND (“UDI”) FROM MILLER/HOWARD INVESTMENTS, INC.

The USCF Dividend Income Fund incepted June 8, 2022. While performance for the weeks through June 30, 2022 was negative in absolute returns, the Fund outperformed its benchmark, the S&P 500 Value Index, as well as the broad equity market S&P 500 Index. The strategy and the two indices declined on inflation and interest rate pressures. Investors also feared an impending recession in the United States, putting downward pressure on the Fund and its benchmark.

Inflation has run hot since November 2021, leading the Federal Reserve to raise the upper bound of the federal funds target rate, beginning at their March 2022 meeting. So far in 2022, the Fed raised short-term rates three times in response to stubbornly high inflation: First by 25 basis points (0.25%), then by 50 basis points (0.50%), and most recently by 75 basis points (0.75%). For the first half of 2022, the market responded to the deteriorating environment in textbook fashion—with the defensive utility and consumer staples sectors outperforming cyclical sectors in the S&P 500. In our view, the bond market is also flashing a warning sign, with the interest rate spread between 10-year BBB-rated corporate bonds and 10-year US government bonds continuing to widen according to Bloomberg data.

One major indicator does not match the recession scenario. Consensus estimates from Wall Street analysts are that S&P 500 Index earnings per share will be up by 14% in 2022, according to Bloomberg data, hardly consistent with an economic downturn. We do not find this particularly reassuring given how free cash flow is deteriorating.

No one has a crystal ball when it comes to forecasting whether the stresses in the economy will lead to a recession. Both fiscal and monetary policy were used aggressively during the pandemic to address the unprecedented challenges. Now the Fed is tasked with taming inflation without sending the economy into a tailspin.

Despite the economic concerns, income stocks have largely continued to pay and even increase dividends. The Fund’s underlying portfolio yield was 3.5% as of June 30, 2022. Some investors might note that this yield is not much above the 3.2% paid on 10-Year Treasuries. The key point to remember is that the bond income of today will not change over the life of the bond. In contrast, we must believe a stock has a good likelihood of dividend increases to be selected for this Fund.

We view the Fund as well-diversified, with a good mix of defensive and cyclical stocks. The key point is that all of the holdings pay high dividend yields, have good prospects for dividend growth according to our research, and have strong enough balance sheets, in our view, to potentially weather an economic slowdown.

8	Annual Report June 30, 2022

We believe, the economic uncertainty combined with higher interest rates has been a wake-up call for growth-style investors. In recent years, the high valuation of growth stocks has, in our view, been based on forecasts of earnings growth far into the future. Now, forecasting does not seem so easy, and we believe the cost of not getting paid in the short term has gone up. High dividend yield stocks offer good cash returns to investors coming out of current earnings.1

Looking Ahead

We continue to believe that the long-term payoff to owning equities comes primarily from dividends and earnings growth, not fluctuations in price/earnings (P/E) multiples. P/E multiples are fickle, and that works both up and down. When uncertainty abates, P/E multiples can shift quickly, frequently undermining attempts to time the market. We believe that by buying and holding stocks, we benefit from the dividends paid in challenging times, and position the Fund to fully participate in a recovery.

1 Source: Bloomberg Issuers with credit ratings of AA or better are considered to be of high credit quality, BBB or better are considered to be of good credit quality, and issuers with credit ratings below BBB are considered speculative with higher risk. Dividends are not guaranteed and a company’s future abilities to pay dividends may be limited. A company currently paying dividends may cease paying dividends at any time.

9

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN USCF
SUMMERHAVEN DYNAMIC COMMODITY STRATEGY NO K-1 FUND (“SDCI”),
SUMMERHAVEN DYNAMIC COMMODITY INDEX TOTAL RETURNSM1 AND
BLOOMBERG COMMODITY INDEX TOTAL RETURNSM2 FROM MAY 2, 2018
(INCEPTION DATE)* TO JUNE 30, 2022.

The following graph shows the value as of June 30, 2022 of a $10,000 investment made on May 2, 2018 (commencement of operations). For comparative purposes, the performance of USCF SummerHaven Dynamic Commodity Strategy No K-1 Fund (Net Asset Value and Market Value), SummerHaven Dynamic Commodity Index Total ReturnSM1 (“SDCITR”) and the performance of Bloomberg Commodity Index Total ReturnSM2 are shown.

Hypothetical performance results are calculated on a total return basis and include all portfolio income, unrealized and realized capital gains, losses and reinvestment of dividends and other earnings. The Fund’s performance assumes the reinvestment of all dividends and distributions. One cannot invest directly into an index.

	One Year Return	Annualized Since Inception Return (5/2/2018)
USCF SummerHaven Dynamic Commodity Strategy No K-1 Fund (NAV)	37.52%	6.66%
USCF SummerHaven Dynamic Commodity Strategy No K-1 Fund (Market Value)	38.56%	6.68%
SummerHaven Dynamic Commodity Index Total ReturnSM1	37.68%	7.01%
Bloomberg Commodity Index Total ReturnSM2	24.27%	7.77%

10	Annual Report June 30, 2022

*	The inception date is the date the fund started accruing expenses and commenced operations. Shares of SDCI were listed on the NYSE Arca, Inc. on May 3, 2018.
[1]	The SummerHaven Dynamic Commodity Index Total ReturnSM (“SDCITR”) is an index designed to reflect the performance of a fully margined and collateralized portfolio of exchange-traded commodities futures contracts. The total return of the SDCITR is based upon the market price movements of its component futures contracts and the return on the hypothetical investments used to collateralize those futures contracts. At any time, the SDCITR is comprised of 14 commodity futures contracts (the “Component Futures Contracts”), weighted equally by notional amount, selected each month based upon a universe of 27 eligible commodities and futures contracts for those commodities. The eligible futures contracts are traded on the Futures Exchanges in major industrialized countries, and typically have active and liquid markets. The eligible futures contracts are physical non-financial commodity futures contracts traded on the Futures Exchanges in major industrialized countries, and typically have active and liquid markets. The eligible futures contracts are denominated in U.S. dollars. Beginning with the commodity selection process that commenced on December 24, 2020, the universe of eligible commodities is categorized into five commodity sectors. Specifically, there are four primary commodity sectors (petroleum; precious metals; industrial metals; and grains) and a non-primary sector. The SDCITR is rules-based and reconstituted and rebalanced monthly using quantitative formulas, subject to the constraint that each of the four primary commodity sectors must be represented by at least one Component Futures Contract. There is no requirement that the non-primary sector be so represented. Previously, the universe of eligible futures commodities were categorized into six sectors: energy; precious metals; industrial metals; grains; softs; and livestock.

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on distributions or on the sale of shares. Principal value and investments returns will fluctuate and investors’ shares, when sold, may be worth more or less than the original cost. To obtain the most recent month-end performance data visit www.uscfinvestments.com or call 1- 800-920-0259.

The Fund’s NAV is calculated by dividing the value of the Fund’s total assets less its total liabilities by the number of shares outstanding. Share price returns are based on closing prices for the Fund and do not represent the returns an investor would receive if shares were traded at other times.

Shares of ETFs are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Brokerage commissions apply and will reduce returns. Market returns are based upon the midpoint of the bid/ask spread at 2:30 p.m. Eastern time (when NAV is normally determined for most ETFs), and do not represent the returns you would receive if you traded shares at other times.

11

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN USCF

GOLD STRATEGY PLUS INCOME FUND (“GLDX”), S&P GSCI GOLD INDEX TOTAL
RETURN CME AND BLOOMBERG COMMODITY INDEX TOTAL RETURN FROM
NOVEMBER 2, 2021 (INCEPTION DATE)* TO JUNE 30, 2022.

The following graph shows the value as of June 30, 2022 of a $10,000 investment made on November 2, 2021 (commencement of operations). For comparative purposes, the performance of USCF Gold Strategy Plus Income Fund (Net Asset Value and Market Value), S&P GSCI Gold Index Total Return CME, and the performance of Bloomberg Commodity Index Total Return are shown.

Hypothetical performance results are calculated on a total return basis and include all portfolio income, unrealized and realized capital gains, losses and reinvestment of dividends and other earnings. The Fund’s performance assumes the reinvestment of all dividends and distributions. One cannot invest directly into an index.

12	Annual Report June 30, 2022

Cumulative Since Inception Return^ (11/2/2021)
USCF Gold Strategy Plus Income Fund (NAV)	2.38%
USCF Gold Strategy Plus Income Fund (Market Value)	4.50%
S&P GSCI Gold Index Total Return CME	0.78%
Bloomberg Commodity Index Total Return	19.96%

*	The inception date is the date the fund started accruing expenses and commenced operations. Shares of GLDX were listed on the NYSE Arca, Inc. on November 3, 2021.
^	Returns for periods of less than one year are not annualized.
[1]	S&P GSCI Gold Index Total Return CME provides investors with a reliable and publicly available benchmark tracking the COMEX gold future.
[2]	The Bloomberg Commodity Index Total ReturnSM (“BCOM”) is an index that tracks the performance of 22 broadly diversified commodity futures contracts. Prior to July 1, 2014, BCOM was known as the Dow Jones-UBS Commodity Index.

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on distributions or on the sale of shares. Principal value and investments returns will fluctuate and investors’ shares, when sold, may be worth more or less than the original cost. To obtain the most recent month-end performance data visit www.uscfinvestments.com or call 1- 800-920-0259.

The Fund’s NAV is calculated by dividing the value of the Fund’s total assets less total liabilities by the number of shares outstanding. Share price returns are based on closing prices for the Fund and do not represent the returns an investor would receive if shares were traded at other times.

Shares of ETFs are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Brokerage commissions apply and will reduce returns. Market returns are based upon the midpoint of the bid/ask spread at 4:00 p.m. Eastern time (when NAV is normally determined for most ETFs), and do not represent the returns you would receive if you traded shares at other times.

13

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN USCF
MIDSTREAM ENERGY INCOME FUND (“UMI”) AND ALERIAN MIDSTREAM
ENERGY SELECT TOTAL RETURN INDEX FROM MARCH 23, 2021 (INCEPTION DATE)*

TO JUNE 30, 2022.

The following graph shows the value as of June 30, 2022 of a $10,000 investment made on March 23, 2021 (commencement of operations). For comparative purposes, the performance of USCF Midstream Energy Fund (Net Asset Value and Market Value) and the performance of Alerian Midstream Energy Select Total Return Index are shown.

Hypothetical performance results are calculated on a total return basis and include all portfolio income, unrealized and realized capital gains, losses and reinvestment of dividends and other earnings. The Fund’s performance assumes the reinvestment of all dividends and distributions. One cannot invest directly into an index.

14	Annual Report June 30, 2022

	One Year Return	Annualized Since Inception Return (3/23/2021)
USCF Midstream Energy Income Fund (NAV)	10.74%	26.59%
USCF Midstream Energy Income Fund (Market Value)	10.64%	26.46%
Alerian Midstream Energy Select Total Return Index	8.42%	23.98%

*	The inception date is the date the fund started accruing expenses and commenced operations. Shares of UMI were listed on the NYSE Arca, Inc. on March 24, 2021.
[1]	The Alerian Midstream Energy Select Total Return Index is a composite of North American energy infrastructure companies. The capped, float-adjusted, capitalization-weighted index, whose constituents are engaged in midstream activities involving energy commodities, is disseminated real-time on a total-return basis.

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on distributions or on the sale of shares. Principal value and investments returns will fluctuate and investors’ shares, when sold, may be worth more or less than the original cost. To obtain the most recent month-end performance data visit www.uscfinvestments.com or call 1- 800-920-0259.

The Fund’s NAV is calculated by dividing the value of the Fund’s total assets less total liabilities by the number of shares outstanding. Share price returns are based on closing prices for the Fund and do not represent the returns an investor would receive if shares were traded at other times.

Shares of ETFs are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Brokerage commissions apply and will reduce returns. Market returns are based upon the midpoint of the bid/ask spread at 4:00 p.m. Eastern time (when NAV is normally determined for most ETFs), and do not represent the returns you would receive if you traded shares at other times.

15

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN USCF
DIVIDEND INCOME FUND (“UDI”) AND S&P 500 VALUE TOTAL RETURN INDEX
FROM JUNE 7, 2022 (INCEPTION DATE)* TO JUNE 30, 2022.

The following graph shows the value as of June 30, 2022 of a $10,000 investment made on June 7, 2022 (commencement of operations). For comparative purposes, the performance of USCF Dividend Income Fund (Net Asset Value and Market Value) and the performance of S&P 500 Value Total Return Index are shown.

Hypothetical performance results are calculated on a total return basis and include all portfolio income, unrealized and realized capital gains, losses and reinvestment of dividends and other earnings. The Fund’s performance assumes the reinvestment of all dividends and distributions. One cannot invest directly into an index.

Cumulative Since Inception Return^ (6/7/2022)
USCF Dividend Income Fund (NAV)	(7.00)%
USCF Dividend Income Fund (Market Value)	(7.03)%
S&P 500 Value Total Return Index	(8.87)%

*	The inception date is the date the fund started accruing expenses and commenced operations. Shares of UDI were listed on the NYSE Arca, Inc. on June 8, 2022.
^	Returns for periods of less than one year are not annualized.
[1]	S&P 500 Value Total Return Index measures value stocks using three factors: the ratios of book value, earnings, and sales to price. S&P Style Indicies divide the complete market capitalization of each parent index into growth and value segments. Constituents are drawn from the S&P 500.

16	Annual Report June 30, 2022

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on distributions or on the sale of shares. Principal value and investments returns will fluctuate and investors’ shares, when sold, may be worth more or less than the original cost. To obtain the most recent month-end performance data visit www.uscfinvestments.com or call 1- 800-920-0259.

The Fund’s NAV is calculated by dividing the value of the Fund’s total assets less total liabilities by the number of shares outstanding. Share price returns are based on closing prices for the Fund and do not represent the returns an investor would receive if shares were traded at other times.

Shares of ETFs are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Brokerage commissions apply and will reduce returns. Market returns are based upon the midpoint of the bid/ask spread at 4:00 p.m. Eastern time (when NAV is normally determined for most ETFs), and do not represent the returns you would receive if you traded shares at other times.

17

DISCLOSURE OF FUND EXPENSES (UNAUDITED)

As a shareholder of one or more of the USCF SummerHaven Dynamic Commodity Strategy No K-1 Fund, the USCF Gold Strategy Plus Income Fund, the USCF Midstream Energy Income Fund, and the USCF Dividend Income Fund (each a “Fund” and collectively, the “Funds”), each of which is a series of the USCF ETF Trust (the “Trust”), you may incur two potential types of costs: (1) transaction costs, such as brokerage commissions, for purchasing and selling your Fund shares, and (2) ongoing costs, which consists of a unitary management fee that covers all of the expenses of a Fund except for expenses for taxes and governmental fees; brokerage fees; commissions and other transaction expenses; costs of borrowing money, including interest expenses; securities lending expenses; extraordinary expenses (such as litigation and indemnification expenses); and fees and expenses of any independent legal counsel. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds. The examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2022, until June 30, 2022, except USCF Dividend Income Fund which is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (commencement of operations, as noted below, to June 30, 2022).

Actual Return. The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Actual Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical 5% Return. The table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare ongoing costs of investing in a Fund and other exchange-traded funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The expenses shown in the table are meant to highlight ongoing costs only and do not reflect any transaction fees, such as brokerage commission paid on purchases and sales of Fund shares. Therefore, the number under the heading “Hypothetical Expenses Paid During the Period” is useful in comparing ongoing costs only and may not help you determine the relative total costs of owning different funds.

18	Annual Report June 30, 2022

Fund	Beginning Account Value 1/1/22	Ending Account Value 6/30/22	Annualized Expense Ratio	Expenses Paid During the Period Per $1,000(a)
USCF SummerHaven Dynamic Commodity Strategy No K-1 Fund
Actual	$1,000.00	$1,278.20	0.60%	$3.39
Hypothetical (5% return before expenses)	$1,000.00	$1,021.82	0.60%	$3.01
USCF Gold Strategy Plus Income Fund
Actual	$1,000.00	$999.70	0.45%	$2.23
Hypothetical (5% return before expenses)	$1,000.00	$1,022.56	0.45%	$2.26
USCF Midstream Energy Income Fund
Actual	$1,000.00	$1,100.90	0.85%	$4.43
Hypothetical (5% return before expenses)	$1,000.00	$1,020.58	0.85%	$4.26
USCF Dividend Income Fund
Actual	$1,000.00	$930.00	0.65%	$0.38	(b)
Hypothetical (5% return before expenses)	$1,000.00	$1,021.57	0.65%	$3.26

(a)	Expenses (net of fee waivers and/or expense reimbursements) are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, then divided by 365 (to reflect the one-half year period).
(b)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days (22 days) in the period June 7, 2022 (commencement of operations) to June 30, 2022, then divided by 365.

The accompanying notes are an integral part of the financial statements.

19

USCF ETF TRUST

USCF SUMMERHAVEN DYNAMIC COMMODITY STRATEGY NO K-1 FUND

CONSOLIDATED SCHEDULE OF INVESTMENTS

AT JUNE 30, 2022

Besides the following listed commodity futures contracts and money market funds of the Fund and its wholly-owned subsidiary, there were no additional investments held by the Fund at June 30, 2022.

The following commodity futures contracts of the Fund’s wholly-owned subsidiary were open at June 30, 2022 (see Security Valuation in the Notes to Financial Statements):

	Number of Contracts	Notional Amount	Expiration Date	Fair Value/ Unrealized Gain (Loss) on Open Commodity Contracts	% of Total Net Assets
Open Commodity Futures Contracts – Long
Foreign Contracts
LME Tin Futures LT, July 2022 contracts	4	$685,955	Jul-22	$(152,175)	(1.4)%
ICE Low Sulphur Gasoil Futures QS, August 2022 contracts	7	787,000	Aug-22	(200)	(0.0	)%(a)
LME Tin Futures LT, August 2022 contracts	6	809,080	Aug-22	(10,510)	(0.1)%
LME Zinc Futures LX, August 2022 contracts	9	745,498	Aug-22	(32,079)	(0.3)%
ICE Brent Crude Futures CO, October 2022 contracts	7	757,640	Aug-22	(18,510)	(0.2)%
	33	3,785,173		(213,474)	(2.0)%
United States Contracts
CME Lean Hogs Futures LH, August 2022 contracts	19	787,080	Aug-22	(11,120)	(0.1)%
NYMEX RBOB Gasoline Futures RB, September 2022 contracts	5	664,306	Aug-22	50,093	0.5%
CBOT Corn Futures C, September 2022 contracts	23	829,962	Sep-22	(106,900)	(1.0)%
CBOT Soybean Meal Futures SM, September 2022 contracts	19	812,920	Sep-22	(22,330)	(0.2)%
CBOT Soybean Oil Futures BO, September 2022 contracts	19	763,944	Sep-22	(15,192)	(0.2)%
NYMEX WTI Crude Oil Futures CL, October 2022 contracts	7	726,880	Sep-22	(24,990)	(0.2)%
NYMEX Platinum Futures PL, October 2022 contracts	17	797,100	Oct-22	(36,095)	(0.3)%
CBOT Soybean Futures S, November 2022 contracts	11	801,475	Nov-22	425	0.0	%(b)
NYMEX NY Harbour ULSD Futures HO, December 2022 contracts	5	773,119	Nov-22	(27,808)	(0.3)%
ICE Cotton Futures CT, December 2022 contracts	16	$934,345	Dec-22	$(143,625)	(1.4)%
	141	7,891,131		(337,542)	(3.2)%

The accompanying notes are an integral part of the financial statements.

20	Annual Report June 30, 2022

USCF ETF TRUST

USCF SUMMERHAVEN DYNAMIC COMMODITY STRATEGY NO K-1 FUND

CONSOLIDATED SCHEDULE OF INVESTMENTS

AT JUNE 30, 2022 (continued)

	Number of Contracts	Notional Amount	Expiration Date	Fair Value/ Unrealized Gain (Loss) on Open Commodity Contracts	% of Total Net Assets
Open Commodity Futures Contracts-Short(c)
Foreign Contracts
LME Tin Futures LT, July 2022 contracts	4	(540,550)	Jul-22	6,770	0.1%
	4	(540,550)		6,770	0.1%
Total Open Commodity Futures Contracts(d)	178	$11,135,754		$(544,246)	(5.1)%

	Principal Amount	Market Value	% of Total Net Assets
Cash Equivalents
United States – Money Market Funds
Dreyfus Institutional Preferred Government Money Market Fund – Institutional Shares, 1.41%(e)	7,929,000	7,929,000	74.7%
Morgan Stanley Institutional Liquidity Funds – Government Portfolio – Institutional Shares, 1.38%(e)	1,302,000	1,302,000	12.3%
Total Money Market Funds
(Cost $9,231,000)		$9,231,000	87.0%
Total Investments
(Cost $9,231,000)		$8,686,754	81.9%
Other Assets in Excess of Liabilities		1,920,602	18.1%
Total Net Assets		$10,607,356	100.0%

(a)	Position represents greater than (0.05)%.
(b)	Position represents less than 0.05%.
(c)	All short contracts are offset by long positions in commodity futures contracts and are acquired solely for the purpose of reducing a long position (e.g., due to a redemption or to reflect a rebalancing of the SDCI).
(d)	Collateral amounted to $2,058,593 on open commodity futures contracts.
(e)	Reflects the 7-day yield at June 30, 2022.

Summary of Investments by Country^
United States	102.4%
United Kingdom	(2.4)
100.0%

^	As a percentage of total investments.

The accompanying notes are an integral part of the financial statements.

21

USCF ETF TRUST

USCF GOLD STRATEGY PLUS INCOME FUND

CONSOLIDATED SCHEDULE OF INVESTMENTS

AT JUNE 30, 2022

Besides the following listed commodity futures contracts and written call options of the Fund and its wholly-owned subsidiary, there were no additional investments held by the Fund at June 30, 2022.

The following commodity futures contracts of the Fund’s wholly-owned subsidiary were open at June 30, 2022 (see Security Valuation in the Notes to Financial Statements):

	Number of Contracts	Notional Amount	Expiration Date	Fair Value/ Unrealized Gain (Loss) on Open Commodity Contracts	% of Total Net Assets
Open Commodity Futures Contracts – Long(a)
United States Contracts
COMEX Gold 100 OZ Futures GC, August 2022 contracts	18	$3,355,800	Aug-22	$(102,660)	(3.2)%

The following written call options of the Fund’s wholly-owned subsidiary were open at June 30, 2022 (see Security Valuation in the Notes to Financial Statements):

	Number of Contracts	Expiration Date	Fair Value/Written Call Options	% of Total Net Assets
Written Call Options(b)
United States Contracts
COMEX Gold Futures Options, Call @ $1,950 (Premiums received $8,412)	(18)	Jul-22	(4,140)	(0.2)%

The accompanying notes are an integral part of the financial statements.

22	Annual Report June 30, 2022

USCF ETF TRUST

USCF GOLD STRATEGY PLUS INCOME FUND

CONSOLIDATED SCHEDULE OF INVESTMENTS

AT JUNE 30, 2022 (continued)

	Principal Amount	Market Value	% of Total Net Assets
Cash Equivalents
United States Treasury Obligations
U.S. Treasury Bills, 1.38%, 11/10/2022	$1,750,000	$1,741,223	54.8%
Total Treasury Obligations
(Cost $1,741,223)		1,741,223	54.8%
United States – Money Market Funds
Goldman Sachs Financial Square Government Fund – Institutional Shares, 1.36%(c)	425,000	425,000	13.4%
RBC U.S. Government Money Market Fund – Institutional Shares, 1.24%(c)	875,000	875,000	27.5%
Total Money Market Funds
(Cost $1,300,000)		$1,300,000	40.9%
Total Investments
(Cost $3,032,811)		$2,934,423	92.3%
Other Assets in Excess of Liabilities		244,072	7.7%
Total Net Assets		$3,178,495	100.0%

(a)	Collateral amounted to $102,660 on open commodity futures contracts.
(b)	Pledged as collateral for the trading of Commodity Futures Contracts.
(c)	Reflects the 7-day yield at June 30, 2022.

Summary of Investments by Country^
United States	100.0%

^	As a percentage of total investments.

The accompanying notes are an integral part of the financial statements.

23

USCF ETF TRUST

USCF MIDSTREAM ENERGY INCOME FUND

SCHEDULE OF INVESTMENTS

AT JUNE 30, 2022

	% of Total Net Assets	Shares	Market Value
Common Stocks	75.3%
Pipelines	75.3%
Antero Midstream Corp.	2.1%	349,608	3,163,952
Cheniere Energy, Inc.	9.3%	105,633	14,052,358
DT Midstream, Inc.	4.4%	136,465	6,689,514
Enbridge, Inc.	10.0%	358,185	15,136,898
EnLink Midstream LLC(a)	3.8%	674,541	5,733,598
Equitrans Midstream Corp.	2.1%	490,872	3,121,946
Gibson Energy, Inc.	1.9%	155,645	2,876,528
Hess Midstream LP – Class A	1.8%	96,662	2,706,536
Keyera Corp.	3.0%	198,335	4,520,368
Kinder Morgan, Inc.	4.6%	413,825	6,935,707
ONEOK, Inc.	6.0%	164,246	9,115,653
Pembina Pipeline Corp.	4.5%	195,067	6,895,618
Plains GP Holdings LP – Class A(a)	4.4%	642,422	6,629,795
Targa Resources Corp.	8.2%	207,858	12,402,887
TC Energy Corp.	4.5%	131,149	6,794,830
Williams Cos., Inc. (The)	4.7%	226,760	7,077,180
			113,853,368
Total Common Stocks
(Cost $99,804,883)	75.3%		113,853,368
Master Limited Partnerships	23.8%
Pipelines	23.8%
Crestwood Equity Partners LP	0.9%	55,241	1,330,203
DCP Midstream LP	1.0%	50,265	1,486,839
Energy Transfer LP	6.5%	991,197	9,892,146
Enterprise Products Partners LP	7.8%	483,377	11,779,898
Holly Energy Partners LP	0.2%	19,597	314,140
Magellan Midstream Partners LP	1.4%	43,894	2,096,377
MPLX LP	3.8%	195,552	5,700,341
Western Midstream Partners LP	2.2%	136,539	3,319,263
			35,919,207
Total Master Limited Partnerships
(Cost $30,267,192)	23.8%		35,919,207
Money Market Funds	0.4%
Dreyfus Government Cash Management Fund, Institutional Shares, 1.35%
(Cost $574,238)	0.4%	574,238	574,238
Total Investments
(Cost $130,646,313)	99.5%		150,346,813
Other Assets in Excess of Liabilities	0.5%		775,482
Total Net Assets	100.0%		$151,122,295

(a)	Non-income producing security.

The accompanying notes are an integral part of the financial statements.

24	Annual Report June 30, 2022

USCF ETF TRUST

USCF MIDSTREAM ENERGY INCOME FUND

SCHEDULE OF INVESTMENTS

AT JUNE 30, 2022 (continued)

Summary of Investments by Country^
United States	75.9%
Canada	24.1
100.0%

Summary of Investments by Sector^
Energy	99.6%
Money Market Funds	0.4
100.0%

^	As a percentage of total investments.

The accompanying notes are an integral part of the financial statements.

25

USCF ETF TRUST

USCF DIVIDEND INCOME FUND

SCHEDULE OF INVESTMENTS

AT JUNE 30, 2022

	% of Total Net Assets	Shares	Market Value
Common Stocks	98.7%
Advertising	4.7%
Interpublic Group of Cos., Inc. (The)	3.3%	6,300	173,439
Omnicom Group, Inc.	1.4%	1,170	74,424
			247,863

Apparel	1.7%
Carter’s, Inc.	1.7%	1,251	88,170
Banks	9.4%
Associated Banc-Corp.	1.4%	4,041	73,789
Bank of New York Mellon Corp. (The)	2.0%	2,448	102,106
JPMorgan Chase & Co.	3.5%	1,647	185,469
KeyCorp	2.5%	7,749	133,515
			494,879
Beverages	3.1%
Coca-Cola Co. (The)	3.1%	2,619	164,761
Biotechnology	3.4%
Gilead Sciences, Inc.	3.4%	2,943	181,907
Computers	5.6%
HP, Inc.	2.7%	4,257	139,544
NetApp, Inc.	2.9%	2,358	153,836
			293,380

Diversified Financial Services	4.4%
Ally Financial, Inc.	1.7%	2,565	85,953
CME Group, Inc.	2.7%	702	143,700
			229,653

Hand/Machine Tools	3.7%
Snap-on, Inc.	3.7%	999	196,833
Home Builders	1.4%
MDC Holdings, Inc.	1.4%	2,304	74,442
Insurance	7.4%
Everest Re Group Ltd.	4.0%	747	209,369
Old Republic International Corp.	3.4%	8,019	179,305
			388,674

The accompanying notes are an integral part of the financial statements.

26	Annual Report June 30, 2022

USCF ETF TRUST

USCF DIVIDEND INCOME FUND

SCHEDULE OF INVESTMENTS

AT JUNE 30, 2022 (continued)

	% of Total Net Assets	Shares	Market Value
Common Stocks (continued)
Pharmaceuticals	22.9%
AbbVie, Inc.	5.5%	1,908	292,229
Cardinal Health, Inc.	3.0%	3,024	158,064
Johnson & Johnson	5.1%	1,521	269,993
Merck & Co., Inc.	5.5%	3,150	287,186
Pfizer, Inc.	3.8%	3,807	199,601
			1,207,073
REITS	8.4%
Extra Space Storage, Inc.	3.2%	990	$168,419
Highwoods Properties, Inc.	1.8%	2,745	93,851
Lamar Advertising Co. – Class A	1.4%	873	76,798
STAG Industrial, Inc.	2.0%	3,366	103,942
			443,010

Retail	12.0%
Advance Auto Parts, Inc.	2.8%	837	144,876
Best Buy Co., Inc.	1.9%	1,566	102,088
Genuine Parts Co.	4.2%	1,665	221,445
Walgreens Boots Alliance, Inc.	3.1%	4,347	164,751
			633,160

Semiconductors	7.0%
Broadcom, Inc.	3.1%	342	166,147
Texas Instruments, Inc.	3.9%	1,323	203,279
			369,426

Transportation	3.6%
United Parcel Service, Inc. – Class B	3.6%	1,044	190,572
Total Common Stocks
(Cost $5,531,157)	98.7%		5,203,803
Money Market Funds	1.1%
Dreyfus Government Cash Management Fund, Institutional Shares, 1.35%
(Cost $57,200)	1.1%	57,200	57,200
Total Investments
(Cost $5,588,357)	99.8%		5,261,003
Other Assets in Excess of Liabilities	0.2%		8,639
Total Net Assets	100.0%		$5,269,642

The accompanying notes are an integral part of the financial statements.

27

USCF ETF TRUST

USCF DIVIDEND INCOME FUND

SCHEDULE OF INVESTMENTS

AT JUNE 30, 2022 (continued)

Summary of Investments by Country^
United States	96.0%
Bermuda	4.0
100.0%

Summary of Investments by Sector^
Financial	29.6%
Consumer, Non-cyclical	29.5
Consumer, Cyclical	15.1
Technology	12.6
Industrial	7.4
Communications	4.7
Money Market Funds	1.1
100.0%

^	As a percentage of total investments.

The accompanying notes are an integral part of the financial statements.

28	Annual Report June 30, 2022

USCF ETF TRUST

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES

JUNE 30, 2022

	USCF SummerHaven Dynamic Commodity Strategy No K-1 Fund	USCF Gold Strategy Plus Income Fund
Assets:
Investments, at Market Value:
Cash and Cash Equivalents	$9,231,000	$3,041,223
Net Unrealized Appreciation (Depreciation) on Open Commodity Futures Contracts	(544,246)	(102,660)
Cash	361,858	13,370
Receivables:
Deposit with broker for Commodity Futures Contracts	2,058,593	248,726
Dividends and Interest	7,808	820
Other Assets	676	—
Total Assets	11,115,689	3,201,479

Liabilities:
Payables:
Variation margin on Commodity Futures Contracts	501,597	17,809
Written Call Options, at fair value	—	4,140
Accrued Management Fees	6,736	1,035
Total Liabilities	508,333	22,984
Total Net Assets	$10,607,356	$3,178,495

Net Assets Consist of:
Capital Paid In	$12,695,078	$3,301,786
Total Distributable Earnings (Loss)	(2,087,722)	(123,291)
Total Net Assets	$10,607,356	$3,178,495

Net Asset Value Per Share:
Total Net Assets	$10,607,356	$3,178,495
Shares of Beneficial Interest Outstanding (Unlimited Shares of $0.001 Par Value Authorized)	450,000	125,000
Net Asset Value	$23.57	$25.43
Investments, at Cost	$9,231,000	$3,041,223
Written Call Options, Premiums received	$—	$8,412

The accompanying notes are an integral part of the financial statements.

29

USCF ETF TRUST

STATEMENTS OF ASSETS AND LIABILITIES

JUNE 30, 2022

	USCF Midstream Energy Income Fund	USCF Dividend Income Fund
Assets:
Investments, at Market Value	$150,346,813	$5,261,003
Foreign currency, at value (cost $467,064 and $—, respectively)	467,064	—
Receivables:
Dividends	246,151	10,590
Interest	772	39
Investment securities sold	639,417	—
Total Assets	151,700,217	5,271,632

Liabilities:
Payables:
Accrued Management Fees	110,858	1,990
Investment securities purchased	467,064	—
Total Liabilities	577,922	1,990
Total Net Assets	$151,122,295	$5,269,642

Net Assets Consist of:
Capital Paid In	$130,736,278	$5,583,475
Total Distributable Earnings (Loss)	20,386,017	(313,833)
Total Net Assets	$151,122,295	$5,269,642

Net Asset Value Per Share:
Total Net Assets	$151,122,295	$5,269,642
Shares of Beneficial Interest Outstanding (Unlimited Shares of $0.001 Par Value Authorized)	4,850,000	225,000
Net Asset Value	$31.16	$23.42
Investments, at Cost	$130,646,313	$5,588,357

The accompanying notes are an integral part of the financial statements.

30	Annual Report June 30, 2022

USCF ETF TRUST

CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE PERIOD ENDED JUNE 30, 2022

	USCF SummerHaven Dynamic Commodity Strategy No K-1 Fund	USCF Gold Strategy Plus Income Fund(a)
Investment Income:
Interest Income	$16,139	$5,758
Total Investment Income	16,139	5,758

Expenses:
Management Fees	70,568	9,173
Total Expenses	70,568	9,173
Less Fees Waived (Note 4)	(17,642)	—
Net Expenses	52,926	9,173
Net Investment Income (Loss)	(36,787)	(3,415)

Realized and Unrealized Gain (Loss) on Investments:
Net Realized Gain (Loss) on Commodity Futures Contracts(b)	3,453,823	103,733
Net Realized Gain (Loss) on Written Call Options	—	67,085
Net Realized Gain (Loss) on Short-term investments	—	1,112
Net realized gain (loss)	3,453,823	171,930
Net Change in Unrealized Appreciation (Depreciation) on Commodity Futures Contracts	(859,632)	(102,660)
Net Change in Unrealized Appreciation (Depreciation) on Written Call Options	—	4,272
Net change in unrealized appreciation (depreciation)	(859,632)	(98,388)
Net Change in Realized and Unrealized Gain (Loss) on Commodity Futures Contracts, Written Call Options and Short-term investments	2,594,191	73,542
Net Increase (Decrease) in Net Assets Resulting from Operations	$2,557,404	$70,127

(a)	Inception Date, November 2, 2021.
(b)	Net of commissions of $6,385 and $1,227, respectively.

The accompanying notes are an integral part of the financial statements.

31

USCF ETF TRUST

STATEMENTS OF OPERATIONS

FOR THE PERIOD ENDED JUNE 30, 2022

	USCF Midstream Energy Income Fund	USCF Dividend Income Fund(a)
Investment Income:
Dividend Income (less net foreign withholding tax $278,548 and $0)	$4,518,519	$15,511
Total Investment Income	4,518,519	15,511

Expenses:
Management Fees	1,089,208	1,990
Total Expenses	1,089,208	1,990
Net Investment Income (Loss)	3,429,311	13,521

Realized and Unrealized Gain (Loss) on Investments:
Net Realized Gain (Loss) on:
Investments	525,042	—
Foreign currency translations	(9,319)	—
Net realized gain (loss)	515,723	—
Net change in unrealized appreciation (depreciation) on:
Investments	7,113,981	(327,354)
Foreign currency translations	775	—
Net change in unrealized appreciation (depreciation)	7,114,756	(327,354)
Net Change in Realized and Unrealized Gain (Loss) on Investments	7,630,479	(327,354)
Net Increase (Decrease) in Net Assets Resulting from Operations	$11,059,790	$(313,833)

(a)	Inception Date, June 7, 2022.

The accompanying notes are an integral part of the financial statements.

32	Annual Report June 30, 2022

USCF ETF TRUST

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

			USCF Gold
			Strategy Plus
	USCF SummerHaven Dynamic		Income Fund
	Commodity Strategy No K-1 Fund		For the Period
	For the Year Ended June 30,		Ended June 30,
	2022	2021	2022(a)
Operations:
Net Investment Income (Loss)	$(36,787)	$(21,757)	$(3,415)
Net Realized Gain (Loss)	3,453,823	1,248,514	171,930
Net Changes in Unrealized Appreciation (Depreciation)	(859,632)	246,824	(98,388)
Net Increase (Decrease) in Net Assets Resulting from Operations	2,557,404	1,473,581	70,127

Distributions to Shareholders from:
Net Investment Income	(1,425,792)	—	(20,766)
Total Distributions to Shareholders	(1,425,792)	—	(20,766)

Shareholder Transactions:
Proceeds from Shares Sold	3,531,106	4,112,517	3,783,572
Cost of Shares Redeemed	(2,275,774)	—	(654,438)
Net Increase (Decrease) in Net Assets from Shares Transactions	1,255,332	4,112,517	3,129,134
Net Increase (Decrease) in Net Assets	2,386,944	5,586,098	3,178,495

Net Assets:
Beginning of Period	8,220,412	2,634,314	—
End of Period	$10,607,356	$8,220,412	$3,178,495

Changes in Shares Outstanding:
Shares Outstanding, Beginning of Period	400,000	200,000	—
Shares Issued	150,000	200,000	150,000
Shares Redeemed	(100,000)	—	(25,000)
Shares Outstanding, End of Period	450,000	400,000	125,000

(a)	Inception Date, November 2, 2021.

The accompanying notes are an integral part of the financial statements.

33

USCF ETF TRUST

STATEMENTS OF CHANGES IN NET ASSETS

	USCF Midstream Energy Income Fund		USCF Dividend Income Fund
	For the Year Ended June 30, 2022	For the Period Ended June 30, 2021(a)	For the Period Ended June 30, 2022(b)
Operations:
Net Investment Income (Loss)	$3,429,311	$575,489	$13,521
Net Realized Gain (Loss)	515,723	72,407	—
Net Changes in Unrealized Appreciation (Depreciation)	7,114,756	12,586,534	(327,354)
Net Increase (Decrease) in Net Assets Resulting from Operations	11,059,790	13,234,430	(313,833)

Distributions to Shareholders from:
Net Investment Income	(3,371,431)	(584,016)	—
Return of Capital	(2,174,056)	(221,613)	—
Total Distributions to Shareholders	(5,545,487)	(805,629)	—

Shareholder Transactions:
Proceeds from Shares Sold	45,822,791	87,356,400	5,583,475
Cost of Shares Redeemed	—	—	—
Net Increase (Decrease) in Net Assets from Shares Transactions	45,822,791	87,356,400	5,583,475
Net Increase (Decrease) in Net Assets	51,337,094	99,785,201	5,269,642

Net Assets:
Beginning of Period	99,785,201	—	—
End of Period	$151,122,295	$99,785,201	$5,269,642

Changes in Shares Outstanding:
Shares Outstanding, Beginning of Period	3,400,000	—	—
Shares Issued	1,450,000	3,400,000	225,000
Shares Redeemed	—	—	—
Shares Outstanding, End of Period	4,850,000	3,400,000	225,000

(a)	Inception Date, March 23, 2021.
(b)	Inception Date, June 7, 2022.

The accompanying notes are an integral part of the financial statements.

34	Annual Report June 30, 2022

USCF ETF TRUST

USCF SUMMERHAVEN DYNAMIC COMMODITY STRATEGY NO K-1 FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS

SELECTED DATA FOR A SHARE OF COMMON STOCK OUTSTANDING

THROUGHOUT THE PERIOD INDICATED:

								For the
								Period Ended
	For the Year Ended June 30,							June 30,
	2022		2021		2020		2019	2018(a)
Net Asset Value, Beginning of Period	$20.55		$13.17		$18.46		$21.94	$22.00
Income (Loss) from Operations:
Net Investment Income (Loss)(b)	(0.09)		(0.09)		0.12		0.26	0.02
Net Realized and Unrealized Gain (Loss)	6.67		7.47		(5.31)		(3.54)	(0.06)
Total Income (Loss) from Operations	6.58		7.38		(5.19)		(3.28)	(0.04)

Less Distributions From:
Net Investment Income (Loss)	(3.56)		—		(0.10)		(0.20)	(0.02)
Total Distributions	(3.56)		—		(0.10)		(0.20)	(0.02)
Net Assets Value, End of Period	$23.57		$20.55		$13.17		$18.46	$21.94

Total Return(c)	37.52	%(g)	56.04	%(g)	(28.20	)%(g)	(14.98)%	(0.17)%
Net Assets, End of Period (thousands)	$10,607		$8,220		$2,634		$3,691	$8,774
Ratios of Average Net Assets:
Gross Expenses	0.80	%(d)	0.80	%(d)	0.94	%(d)	0.80%	0.80	%(e)
Net Expenses	0.60	%(d)	0.60	%(d)	0.77	%(d)	0.80%	0.80	%(e)
Net Investment Income (Loss)	(0.42)%		(0.56)%		0.73%		1.27%	0.67	%(e)
Portfolio Turnover Rate(f)	0%		0%		0%		123%	19%

(a)	Inception Date, May 2, 2018.
(b)	Per share amounts have been calculated using the average shares method.
(c)	Past performance is no guarantee of future results.
(d)	Effective August 15, 2019, USCF Advisers, LLC (“the Adviser”) contractually agreed through October 31, 2022 to waive 0.20% of its management fees.
(e)	Annualized.
(f)	Portfolio turnover rate is not annualized for periods less than one year and does not include securities received or delivered from processing creations or redemptions.
(g)	Total Return reflects fee waivers and/or expense reimbursement and assumes reinvestment of dividend distributions. In the absence of fee waivers and/or expense reimbursement, the total return would have been lower.

The accompanying notes are an integral part of the financial statements.

35

USCF ETF TRUST

USCF GOLD STRATEGY PLUS INCOME FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS

SELECTED DATA FOR A SHARE OF COMMON STOCK OUTSTANDING

THROUGHOUT THE PERIOD INDICATED:

	For the Period Ended June 30, 2022(a)
Net Asset Value, Beginning of Period	$25.00
Income (Loss) from Operations:
Net Investment Income (Loss)(b)	(0.03)
Net Realized and Unrealized Gain (Loss)	0.63
Total Income (Loss) from Operations	0.60

Less Distributions From:
Net Investment Income (Loss)	(0.17)
Total Distributions	(0.17)
Net Assets Value, End of Period	$25.43

Total Return(c)	2.38%
Net Assets, End of Period (thousands)	$3,178
Ratios of Average Net Assets:
Expenses	0.45	%(d)
Net Investment Income (Loss)	(0.17	)%(d)
Portfolio Turnover Rate(e)	0%

(a)	Inception Date, November 2, 2021.
(b)	Per share amounts have been calculated using the average shares method.
(c)	Past performance is no guarantee of future results.
(d)	Annualized.
(e)	Portfolio turnover rate is not annualized for periods less than one year and does not include securities received or delivered from processing creations or redemptions.

The accompanying notes are an integral part of the financial statements.

36	Annual Report June 30, 2022

USCF ETF TRUST

USCF MIDSTREAM ENERGY INCOME FUND

FINANCIAL HIGHLIGHTS

SELECTED DATA FOR A SHARE OF COMMON STOCK OUTSTANDING

THROUGHOUT THE PERIOD INDICATED:

	For the Year Ended June 30, 2022	For the Period Ended June 30, 2021(a)
Net Asset Value, Beginning of Period	$29.35	$24.29
Income (Loss) from Operations:
Net Investment Income (Loss)(b)	0.84	0.21
Net Realized and Unrealized Gain (Loss)	2.30	5.09
Total Income (Loss) from Operations	3.14	5.30

Less Distributions From:
Net Investment Income (Loss)	(0.81)	(0.18)
Return of Capital	(0.52)	(0.06)
Total Distributions	(1.33)	(0.24)
Net Assets Value, End of Period	$31.16	$29.35

Total Return(c)	10.74%	21.83%
Net Assets, End of Period (thousands)	$151,122	$99,785
Ratios of Average Net Assets:
Expenses	0.85%	0.85	%(d)
Net Investment Income (Loss)	2.68%	2.80	%(d)
Portfolio Turnover Rate(e)	18%	8%

(a)	Inception Date, March 23, 2021.
(b)	Per share amounts have been calculated using the average shares method.
(c)	Past performance is no guarantee of future results.
(d)	Annualized.
(e)	Portfolio turnover rate is not annualized for periods less than one year and does not include securities received or delivered from processing creations or redemptions.

The accompanying notes are an integral part of the financial statements.

37

USCF ETF TRUST

USCF DIVIDEND INCOME FUND

FINANCIAL HIGHLIGHTS

SELECTED DATA FOR A SHARE OF COMMON STOCK OUTSTANDING

THROUGHOUT THE PERIOD INDICATED:

	For the Period Ended June 30, 2022(a)
Net Asset Value, Beginning of Period	$25.18
Income (Loss) from Operations:
Net Investment Income (Loss)(b)	0.06
Net Realized and Unrealized Gain (Loss)	(1.82)
Total Income (Loss) from Operations	(1.76)

Net Assets Value, End of Period	$23.42

Total Return(c)	(7.00)%
Net Assets, End of Period (thousands)	$5,270
Ratios of Average Net Assets:
Expenses	0.65	%(d)
Net Investment Income (Loss)	4.44	%(d)
Portfolio Turnover Rate(e)	0%

(a)	Inception Date, June 7, 2022.
(b)	Per share amounts have been calculated using the average shares method.
(c)	Past performance is no guarantee of future results.
(d)	Annualized.
(e)	Portfolio turnover rate is not annualized for periods less than one year and does not include securities received or delivered from processing creations or redemptions.

The accompanying notes are an integral part of the financial statements.

38	Annual Report June 30, 2022

USCF ETF TRUST

NOTES TO FINANCIAL STATEMENTS

JUNE 30, 2022

NOTE 1 – ORGANIZATION

The USCF ETF Trust (the “Trust”) was organized as a Delaware statutory trust in accordance with a Declaration of Trust dated November 6, 2013. The Declaration of Trust was amended and restated on June 16, 2014. The Trust is authorized to have multiple segregated series or portfolios. The Trust is an open-end management investment company registered under the Investment Company Act of 1940 (the “1940 Act”). The Trust currently consists of four investment portfolios, each of which is an exchange-traded fund (“ETF”): the USCF SummerHaven Dynamic Commodity Strategy No K-1 Fund (“SDCI”), the USCF Midstream Energy Income Fund (“UMI”), the USCF Gold Strategy Plus Income Fund (“GLDX”), and the USCF Dividend Income Fund (“UDI”), (each a “Fund” and collectively, the “Funds”). SDCI commenced operations on May 2, 2018. Shares of SDCI were listed on the NYSE Arca Equity, Inc. (“NYSE Arca”) on May 3, 2018. UMI commenced operations on March 23, 2021. Shares of UMI were listed on NYSE Arca on March 24, 2021. GLDX commenced operations on November 2, 2021. Shares of GLDX were listed on the NYSE Arca on November 3, 2021. UDI commenced operations on June 7, 2022. Shares of UDI were listed on the NYSE Arca on June 8, 2022. SDCI, GLDX and UMI are non-diversified investment portfolios, while UDI is diversified. Other series or portfolios may be added to the Trust in the future. The Adviser serves as the investment adviser to each of the Funds, USCF Cayman Commodity 2, the wholly-owned subsidiary of SDCI, and USCF Cayman Commodity 4, the wholly-owned subsidiary of GLDX (each, a “Subsidiary”, and collectively, the “Subsidiaries”). The Adviser has been registered as an investment adviser with the Securities Exchange Commission (the “SEC”) since July 1, 2014 and is a wholly-owned subsidiary of USCF Investments, Inc. (formerly Wainwright Holdings, Inc.). SummerHaven Investment Management, LLC serves as the sub-adviser to GLDX and the Subsidiaries. Miller/Howard Investments, Inc. serves as the sub-adviser to UMI and UDI (SummerHaven Investment Management LLC and Miller/Howard Investments, Inc., each a “Sub-Adviser” and together, the “Sub-Advisers”).

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The accompanying financial statements were prepared in accordance with U. S. Generally Accepted Accounting Principles (“GAAP”), which require the use of estimates and assumptions made by management. These may affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Funds in preparation of their financial statements.

39

Basis of Presentation

The financial statements have been prepared in conformity with GAAP as detailed in the Financial Accounting Standards Board’s (“FASB”) Accounting Standards Codification (“ASC”). The Funds are investment companies and follow the accounting and reporting guidance in FASB Topic 946, including Accounting Standards Update 2013-08.

Commodity Pools

Each of SDCI and GLDX and their respective Subsidiaries invest in commodity interests and are considered commodity pools, thereby subjecting SDCI, GLDX and the Subsidiaries to further regulation by the Commodity Futures Trading Commission (“CFTC”) and the National Futures Association (“NFA”). The NFA is designated by the CFTC as a registered futures association and is the self-regulatory organization for the U.S. derivatives industry. SDCI, GLDX and the Subsidiaries operate in accordance with CFTC and NFA rules.

In connection with its role as investment adviser to SDCI, GLDX and the Subsidiaries, the Adviser has registered as a commodity pool operator (“CPO”) under the Commodity Exchange Act (“CEA”). Accordingly, the Adviser is subject to registration and regulation as a CPO under the CEA, and must comply with various regulatory requirements under the CEA and the rules and regulations of the CFTC and the NFA, including antifraud provisions, disclosure requirements, and reporting and recordkeeping requirements. The Adviser is also subject to periodic inspections and audits by the CFTC and NFA.

Calculation of Net Asset Value

The Net Asset Value (“NAV”) of a Fund’s shares is calculated each day the national securities exchanges are open for trading. The NAV for SDCI is generally calculated at 2:30 p.m. Eastern Time. For UMI, GLDX and UDI, the NAV is calculated as of the close of regular trading on NYSE Arca, generally 4:00 p.m. Eastern Time. For each Fund, the time at which its NAV is calculated as described herein is it’s “NAV Calculation Time”. If regular trading on NYSE Arca closes earlier than a Fund’s NAV Calculation Time, such Fund’s NAV will be calculated as of that earlier time. NAV per share is calculated by dividing the Fund’s net assets by the number of the Fund’s outstanding shares.

In calculating its NAV, a Fund generally values its assets based on market quotations, last sale prices, or estimates of value furnished by a pricing service or brokers who make markets in such instruments. Debt obligations with maturities of 60 days or less are valued at amortized cost.

Fair value pricing is used by a Fund when reliable market valuations are not readily available or are not deemed to reflect current market values. Securities that may be valued using “fair value” pricing may include, but are not limited to, securities for which there are no current market quotations or whose issuer is in default or bankruptcy, securities subject to corporate actions (such as mergers or reorganizations), securities subject to

40	Annual Report June 30, 2022

non-U.S. Investment limits or currency controls, and securities affected by “significant events.” An example of a significant event is an event, occurring after the close of the market in which a security trades but before a Fund’s next NAV Calculation Time that may materially affect the value of the Fund’s investment (e.g., government action, natural disaster, or significant market fluctuation). When fair-value pricing is employed, the prices of securities used by a Fund to calculate its NAV may differ from quoted or published prices for the same securities.

The value of the Funds’ assets that trade in markets outside the United States may fluctuate on days that foreign markets are open (which may include non-Business Days). As such, the value of the Funds’ investments may change on days when you will not be able to purchase or redeem the Funds’ shares.

Security Valuation

Securities

Investments by any Fund in securities are carried at market value. All equity securities that are traded on a national securities exchange are valued at the last sale price at the time of the close of the New York Stock Exchange (“NYSE”). If on a particular day an exchange-listed security does not trade, then the mean between the closing bids and asked prices will be used. In the case of securities listed on more than one national securities exchange, the last quoted sale, up to the time of valuation, on the exchange on which the security is principally traded will be used. If there were no sales on that exchange, the last quoted sale on the other exchange will be used.

For securities held by any Fund that are traded on the NASDAQ, the NASDAQ Official Closing Price (e.g., the NASDAQ Closing Cross price, if available) is used. All non-NASDAQ equity securities that are not traded on a listed exchange are valued at the last sale price at the close of the NYSE. If a non-exchange listed security does not trade on a particular day, or if a last sales price or NASDAQ Official Closing Price is not available, then the mean between the closing bid and asked price will be used.

Securities having a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value.

The cost of securities sold is determined on the identified cost basis. When market quotations are not readily available or when events occur that make established valuation methods unreliable, securities of the Funds may be valued at fair value determined in good faith by or under the direction of the Board of Trustees (the “Board”).

Security transactions are recorded on the dates the transactions are entered, which is the trade date.

41

Master Limited Partnerships

UMI may invest up to 25% of its total assets in certain master limited partnerships (“MLPs”). An MLP is a business venture that exists in the form of a publicly traded limited partnership.

UMI’s ability to meet its investment objective relies in part upon the level of taxable income it receives from the MLPs in which it invests, a factor over which the Fund has no control. The benefit that UMI derives from its investment in MLPs is largely dependent on their being treated as partnerships for U.S. federal income tax purposes. Partnerships do not pay U.S. federal income tax at the partnership level. Rather, each partner is allocated a share of the partnership’s income, gains, losses, deductions and expenses.

An investment in MLP units involves risks that differ from a similar investment in equity securities, such as common stock, of a corporation. As compared to common shareholders of a corporation, holders of MLP units have more limited control and limited rights to vote on matters affecting the partnership.

Treasuries

The Funds may invest in U.S. government obligations. U.S. government obligations include U.S. Treasury obligations and securities issued or guaranteed by various agencies of the U.S. government, or by various instrumentalities which have been established or sponsored by the U.S. government. U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. government. Securities issued or guaranteed by U.S. federal agencies and U.S. government sponsored instrumentalities may or may not be backed by the full faith and credit of the U.S. government.

Money Market Instruments

The Funds may invest a portion of their assets in high-quality money market instruments on an ongoing basis. The instruments in which the Funds may invest include: (1) short-term obligations issued by the U.S. government; (2) negotiable certificates of deposit (“CDs”), fixed time deposits and bankers’ acceptances of U.S. and foreign banks and similar institutions; (3) commercial paper rated at the date of purchase “Prime-1” by Moody’s Investors Service, Inc. or “A-1+” or “A-1” by S&P Global, or, if unrated, of comparable quality as determined by the Adviser; and (4) money market mutual funds. CDs are short-term negotiable obligations of commercial banks. Time deposits are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Banker’s acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions.

42	Annual Report June 30, 2022

Physical Gold

GLDX invests in physical gold by acquiring COMEX Gold Warrants evidencing ownership of physical gold bars in a COMEX-approved depository. Although COMEX Gold Warrants are not directly tradeable, the Fund acquires them by purchasing COMEX gold futures contracts and accepting physical delivery to settle the futures contract. The Fund is able to sell its interests in COMEX Gold Warrants by selling COMEX gold futures contracts and delivering the warrants to physically settle the futures contract.

COMEX Gold Warrants are linked to specific bars with identifiable and unique brands and serial numbers stored in an exchange-approved gold depository. GLDX does not custody physical gold and will not take possession of physical gold at any time.

Gold Call Options

GLDX follows a “buy-write” (also called a covered call) investment strategy in which it buys Gold Investments (e.g., gold warrants, futures contracts, and other gold related derivative instruments), and also writes (or sells) call options that are fully “covered” (or collateralized) by the Gold Investments. Generally, a call option on gold gives the holder the right, but not the obligation, to buy gold at a specific price, called the strike price, for a certain amount of time. If the market price of gold rises above the strike price before the option expires, the holder can make a profit by exercising the option to purchase the gold at the strike price and then selling the gold at the current market price. Accordingly, purchasers of the gold call options sold by the Fund will pay a premium for the right to exercise the option at the strike price on a future date, and the Fund will earn money by retaining this premium.

Conversely, if the market price of gold falls and then remains below the strike price, the option holder would not make any profit by exercising the option, and the seller of the option will make a profit on the premium.

The Sub-Adviser to GLDX will cause GLDX to write options as part of its investment strategy to generate option premium profits for the Fund. The Fund does not intend to engage in options trading as a strategy, but rather intends to make a profit solely by retaining the premium received when the Fund issues the options.

GLDX will never sell call options on more than 100% of the notional amount of the Fund’s portfolio of Gold Investments, meaning that the Fund will not utilize leverage.

Futures

A commodities futures contract provides for the future sale by one party and the purchase by the other party of a specified amount of a commodity, such as an energy, agricultural or metal commodity, at a specified price, date, time and place. A foreign currency futures contract provides for the future sale by one party and the purchase by the other party of a certain amount of a specified non-U.S. currency at a specified price, date, time and place. An interest rate futures contract provides for the future sale by one party and

43

the purchase by the other party of a certain amount of a specific interest rate sensitive financial instrument (e.g., a debt security) at a specified price, date, time and place. A futures contract on an index is an agreement to be settled by delivery of an amount of cash equal to a specified multiplier times the difference between the value of the index at the close of the last trading day on the contract and the price at which the agreement is made. The clearing house of the exchange on which a futures contract is entered into becomes the counterparty to each purchaser and seller of the futures contract.

SDCI, GLDX and the Subsidiaries may purchase and sell commodity contracts in the form of forwards, futures, and options; may enter into foreign exchange contracts; may enter into swap agreements; may enter into other financial transactions; and may purchase or sell precious metal commodity contracts or options on such contracts in compliance with applicable commodities laws. SDCI, GLDX and the Subsidiaries may also invest in other instruments related to commodities, including structured notes, and securities of commodities finance and operating companies. In the commodity futures market, there are often costs of physical storage associated with purchasing the underlying commodity. The price of the commodity futures contract will reflect the storage costs of purchasing the physical commodity, including the time value of money invested in the physical commodity. To the extent that the storage costs for an underlying commodity change while SDCI, GLDX and the Subsidiaries are invested in futures with respect to that commodity, the value of the futures contract may change proportionately. In the commodity futures markets, producers of the underlying commodity may decide to hedge the price risk of selling the commodity by selling futures contracts today to lock in the price of the commodity at delivery tomorrow. In order to induce speculators to purchase the other side of the same futures contract, the commodity producer generally must sell the futures contract at a lower price than the expected future spot price of the commodity. Conversely, if most hedgers in the futures market are purchasing futures contracts to hedge against a rise in prices, then speculators will only sell the other side of the futures contract at a higher futures price than the expected future spot price of the commodity. The changing nature of the hedgers and speculators in the commodities markets will influence whether futures prices are above or below the expected future spot price, which can have significant implications for SDCI, GLDX and the Subsidiaries. The commodities which underlie commodity futures contracts may be subject to additional economic and non-economic variables, such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political and regulatory developments. These factors may have a larger impact on commodity prices and commodity-linked instruments, including futures contracts, than on traditional securities. Certain commodities are also subject to limited pricing flexibility because of supply and demand factors. Others are subject to broad price fluctuations as a result of the volatility of the prices for certain raw materials and the instability of the supplies of other materials.

When a purchase or sale of a futures contract is made by a Fund, the Fund is required to deposit with its futures commission merchant (“FCM”) a specified amount of liquid assets (“initial margin”). The margin required for a futures contract is set by the exchange

44	Annual Report June 30, 2022

on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract that is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. The Fund expects to earn taxable interest income on its initial margin deposits.

A futures contract held by a Fund is valued daily at the official settlement price on the exchange on which it is traded. Each day the Fund pays or receives cash, called “variation margin,” equal to the daily change in value of the futures contract. This process is known as “marking to market.” Variation margin does not represent a borrowing or loan by the Fund but is instead a settlement between the Fund and the FCM of the amount one would owe the other if the futures contract expired. In accordance with ASC 946-310-45, the variation margin is shown separately on the Consolidated Statement of Assets and Liabilities. In computing daily NAV, the Fund will mark to market its open futures positions. Although some futures contracts call for making or taking delivery of the underlying assets, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (involving the same exchange, underlying security or index and delivery month). If an offsetting purchase price is less than the original sale price, the fund realizes a capital gain, or if it is more, the Fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, a Fund realizes a capital gain, or if it is less, the Fund realizes a capital loss. The transaction costs also must be included in these calculations. As discussed below, however, a Fund may not always be able to make an offsetting purchase or sale. In the case of a physically settled futures contract, this could result in the Fund being required to deliver, or receive, the underlying physical commodity, which could be adverse to the Fund.

At any time prior to the expiration of a futures contract, the Fund may seek to close the position by seeking to take an opposite position, which would operate to terminate the Fund existing position in the contract. Positions in futures contracts may be closed out only on the exchange on which they were entered into (or through a linked exchange).

No secondary market for such contracts exists. Although a Fund may purchase futures contracts only if there is an active market for such contracts, there is no assurance that an active market will exist at any particular time. Most Futures Exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the day. It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions at an advantageous price and subjecting the Fund to substantial losses. In such event, and in the event of adverse price movements, the Fund would be required to make daily cash payments of variation margin. In such situations, if the Fund had insufficient cash, it might have to sell assets to meet daily variation margin requirements at a time when it would be disadvantageous to do so. In addition, if the transaction is entered into for hedging purposes, in such circumstances the Fund may realize a loss on a futures

45

contract or option that is not offset by an increase in the value of the hedged position. Losses incurred in futures transactions and the costs of these transactions will affect the performance of the Fund. When a Fund purchases futures contracts, it will collateralize its position by depositing an amount of cash or liquid securities in an account with the FCM.

When the Funds invest in Commodity-Linked Investments (including swaps), they may be required to segregate cash and/or liquid securities to the extent the fund’s obligations are not covered or otherwise offset. Generally, if a Fund does not cover its obligations to pay or deliver securities or other assets, the Fund will segregate cash or liquid securities in an amount at least equal to the current amount of the obligation. With respect to investments in futures contracts, the Fund will deposit initial margin and any applicable daily variation margin in addition to segregating cash or liquid securities sufficient to satisfy its obligation to purchase or provide securities or currencies, or to pay the amount owed at the contract’s expiration.

A summary of the open futures contracts as of June 30, 2022, is included in a table following SDCI and GLDX’s respective Schedule of Investments.

The following table summarize the value of SDCI and GLDX’s respective derivative instruments held as of June 30, 2022, presented by primary underlying risk exposure:

		Asset Derivatives		Liability Derivatives
		Consolidates Statement of Assets and Liabilities Location	Fair Value	Consolidates Statement of Assets and Liabilities Location	Fair Value
SDCI	Commodity Futures Contracts	Net Unrealized Appreciation (Depreciation) on Open Commodity Futures Contracts	$—	Net Unrealized Appreciation (Depreciation) on Open Commodity Futures Contracts	$(544,246)
GLDX	Commodity Futures Contracts	Net Unrealized Appreciation (Depreciation) on Open Commodity Futures Contracts	—	Net Unrealized Appreciation (Depreciation) on Open Commodity Futures Contracts	(102,660)
	Equity Contracts	Written Call Options, at Fair Value	—	Written Call Options, at Fair Value	(4,140)

*	Included cumulative appreciation or cumulative depreciation of futures contracts as disclosed in the Consolidated Schedule of Investments. Unsettled variation margin is disclosed separately within the Consolidated Statement of Assets and Liabilities.

Additionally, the amount of realized and unrealized gains and losses on derivative instruments recognized in SDCI and GLDX’s respective earnings during the year ended June 30, 2022, and the related location in the accompanying Consolidated Statement of Operations is summarized in the following tables by primary underlying risk exposure:

46	Annual Report June 30, 2022

The Effect of Derivative Instruments on the Consolidated Statement of Operations

			Year Ended June 30, 2022
	Derivatives not Accounted for as Hedging Instruments	Location of Gain (Loss) on Derivatives	Realized Gain (Loss) on Derivatives	Change in Unrealized Gain (Loss) on Derivatives
SDCI	Open Commodity Futures Contracts	Net Realized Gain (Loss) on Commodity Futures Contracts	$3,453,823
		Net Change in Unrealized Appreciation (Depreciation) on Open Commodity Futures Contracts		$(859,632)
GLDX*	Open Commodity Futures Contracts	Net Realized Gain (Loss) on Commodity Futures Contracts	$103,733	$—
		Net Change in Unrealized Appreciation (Depreciation) on Open Commodity Futures Contracts	$—	$(102,660)

	Written Call Options	Net Realized Gain (Loss) on Written Call Options	$67,085
		Net Change in Unrealized Appreciation (Depreciation) on Written Call Options		$4,272

For the year ended June 30, 2022, the average monthly volume of derivatives for SDCI and GLDX were as follows:

*	Inception Date, November 2, 2021.

Commodity Futures Contracts (Notional Value)
SDCI	$8,687,710
GLDX*	3,226,554

*	Inception Date, November 2, 2021.

Fair Value Measurement

The Funds utilize various methods to measure the fair value of most of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument or an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

47

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

Futures contracts are generally valued at the settlement prices established each day on the exchange on which they are traded and are categorized as Level 1.

Call option contracts are generally valued at the settlement prices established each day on the exchange on which they are traded and are categorized as Level 1.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following tables summarize the valuation of securities at June 30, 2022, for the Funds, using the fair value hierarchy:

SDCI

Investments, at fair value	Total	Level 1	Level 2	Level 3
Cash Equivalents:
United States Money Market Funds	$9,231,000	$9,231,000	$—	$—
Total Cash Equivalents, at fair value	$9,231,000	$9,231,000	$—	$—
Exchange-Traded Futures Contracts:
Foreign Contracts	(206,704)	(206,704)	—	—
United States Contracts	(337,542)	(337,542)	—	—
Total Exchange-Traded Futures Contracts	$(544,246)	$(544,246)	$—	$—
Total Investments, at fair value	$8,686,754	$8,686,754	$—	$—

48	Annual Report June 30, 2022

GLDX

Investments, at fair value	Total	Level 1	Level 2	Level 3
Cash Equivalents:
United States Treasury Obligations	$1,741,223	$1,741,223
United States Money Market Funds	$1,300,000	$1,300,000	$—	$—
Total Cash Equivalents, at fair value	$3,041,223	$3,041,223	$—	$—
Written Call Options:
United States Contracts	$(4,140)	$(4,140)	$—	$—
Total Cash Equivalents, at fair value	$(4,140)	$(4,140)	$—	$—
Exchange-Traded Futures Contracts:
United States Contracts	(102,660)	(102,660)	—	—
Total Exchange-Traded Futures Contracts	$(102,660)	$(102,660)	$—	$—
Total Investments, at fair value	$2,934,423	$2,934,423	$—	$—

UMI

Investments, at fair value	Total	Level 1	Level 2	Level 3
Common Stocks:
Pipelines	$113,853,368	$113,853,368	$—	$—
Master Limited Partnerships:
Pipelines	35,919,207	35,919,207	—	—
Cash Equivalents:
United States Money Market Funds	574,238	574,238	—	—
Total Investments, at fair value	$150,346,813	$150,346,813	$—	$—

UDI

Investments, at fair value	Total	Level 1	Level 2	Level 3
Common Stocks:
Advertising	$247,863	$247,863	$—	$—
Apparel	88,170	88,170	—	—
Banks	494,879	494,879	—	—
Beverages	164,761	164,761	—	—
Biotechnology	181,907	181,907	—	—
Computers	293,380	293,380	—	—
Diversified Financial Services	229,653	229,653	—	—
Hand/Machine Tools	196,833	196,833	—	—
Home Builders	74,442	74,442	—	—
Insurance	388,674	388,674	—	—
Pharmaceuticals	1,207,073	1,207,073	—	—
REITS	443,010	443,010	—	—
Retail	633,160	633,160	—	—
Semiconductors	369,426	369,426	—	—
Transportation	190,572	190,572	—	—
Cash Equivalents:
United States Money Market Funds	57,200	57,200	—	—
Total Investments, at fair value	$5,261,003	$5,261,003	$—	$—

49

Income

Dividend income is recorded on the ex-dividend date, as soon as information is available to the Funds. Distributions to shareholders, which are determined in accordance with income tax regulations, are also recorded on the ex-dividend date. Interest income is recorded as earned. Discounts and premiums on securities purchased are amortized over the life of the respective securities.

Commodity futures contracts, forward contracts, physical commodities and related options are recorded on the trade date. All such transactions are recorded on the identified cost basis and marked to market daily. Unrealized gains or losses on open contracts are reflected in the Consolidated Statement of Assets and Liabilities and represent the difference between the original contract amount and the market value (as determined by exchange settlement prices for futures contracts and related options and cash dealer prices at a predetermined time for forward contracts, physical commodities, and their related options) as of the last business day of the period or as of the last date of the consolidated financial statements. Changes in the unrealized gains or losses between periods are reflected in the Consolidated Statement of Operations.

UMI invests in MLPs which make distributions that are primarily attributable to return of capital. UMI records investment income and return of capital in the Consolidated Statement of Operations using management’s estimate of the percentage of income included in the distributions received from each MLP based on historical information from the MLPs and other industry sources. These estimates may be adjusted based on information received from the MLPs after the tax and fiscal year ends.

The return of capital portion of the MLP distributions is a reduction to investment income and a reduction in the cost basis of each investment which increases net realized gain (loss) and net change in unrealized appreciation (depreciation). If the return of capital distributions exceed its cost basis, the distributions are treated as realized gains. The actual amounts of income and return of capital are only determined by each MLP after its fiscal year-end and may differ from the estimated amounts.

Federal and Other Taxes

As of and during the year ended June 30, 2022, the Funds did not have a liability for any unrecognized tax benefits in the accompanying financial statements. The Funds file income tax returns in the U.S. federal jurisdiction and Delaware.

The Funds follow ASC 740 “Income Taxes”, which requires that the financial statements effects of a tax position taken or expected to be taken in a tax return be recognized in the financial statements when it is more likely than not, based on the technical merits, that the position will be sustained upon examination. Management has concluded that the Funds have taken no uncertain tax positions that require adjustment to the financial statements.

50	Annual Report June 30, 2022

It is the Trust’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Funds intend to distribute substantially all of their income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Funds’ financial statements. Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. The following permanent differences as of June 30, 2022, were reclassified to the following accounts:

	SDCI	GLDX	UMI	UDI
Capital Paid In	$3,455,124	$172,652	$(2,221,300)	$—
Undistributed (Distribution in Excess) Net Investment Income	(1,301)	(722)	3,748,247	(50)
Undistributed (Accumulated) Net Realized Gain (Loss)	(3,453,823)	(171,930)	(1,526,947)	50

Management has reviewed the tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years or expected to be taken with the 2022 tax returns. SDCI’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Dividends and Distributions

Each Fund intends to pay out dividends on a quarterly basis. Nonetheless, each Fund may not make a dividend payment every quarter. Each Fund intends to distribute its net realized capital gains, if any, to investors annually. Each Fund may occasionally be required to make supplemental distributions at some other time during the year. Distributions in cash may be reinvested automatically in additional whole shares only if the broker through whom you purchased shares makes such option available. Your broker is responsible for distributing the income and capital gain distributions to you.

For federal income tax purposes, distributions of investment income are generally taxable as ordinary income or qualified dividend income to the extent of a Fund’s current and accumulated earnings and profits. Taxes on distributions of capital gains (if any) are determined by how long a Fund owned the investments that generated them, rather than how long you have owned your Fund shares. Sales of assets held by a Fund for more than one year generally result in long-term capital gains and losses, and sales of assets held by such Fund for one year or less generally result in short-term capital gains and losses. Distributions of a Fund’s net capital gain (the excess of realized net long-term capital

51

gains over realized net short-term capital losses) that are properly reported by such Fund as capital gain dividends (“Capital Gain Dividends”) will be taxable as long-term capital gains. For non-corporate shareholders, long-term capital gains are generally subject to tax at reduced maximum rates. Distributions of short-term capital gain will be taxable as ordinary income. Distributions of investment income properly reported by a Fund as “qualified dividend income” are generally taxed to non-corporate shareholders at the same rates applicable to long-term capital gains, provided holding periods and other requirements are met by the Fund and the shareholder. Distributions in excess of a Fund’s current and accumulated earnings and profits will first be treated as a non-taxable return of capital to the extent of a shareholder’s basis in the shares, and thereafter, as gain from the sale of shares. A shareholder’s basis in its shares will be reduced by the amount of any distribution treated as a non-taxable return of capital.

In general, distributions are subject to federal income tax for the year in which they are paid. Certain distributions paid in January, however, may be treated as paid on December 31 of the prior year. Distributions are generally taxable even if they are paid from income or gains earned by a Fund before your investment (and, thus, were included in the price you paid for your shares).

Distributions (other than Capital Gain Dividends and dividends properly reported by us as interest-related dividends or short-term capital gain dividends) paid to individual shareholders that are neither citizens nor residents of the U.S. or to foreign entities will generally be subject to a U.S. withholding tax at the rate of 30%, unless a lower treaty rate applies.

The Trust (or financial intermediaries, such as brokers, through which shareholders own Fund shares) generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable distributions and sale or redemption proceeds paid to any shareholder who fails to properly furnish a correct taxpayer identification number, who has under-reported dividend or interest income, or who fails to certify that he, she or it is not subject to such withholding. In addition, even if shareholders have provided appropriate certifications to the intermediary through which they hold shares, such withholding may apply if the intermediary is a foreign intermediary unless such foreign intermediary either enters into an agreement with the Internal Revenue Service regarding reporting or is located in a jurisdiction that has entered into an Intergovernmental Agreement with the Internal Revenue Service and such foreign intermediary is in compliance with the terms of such intergovernmental agreement and any enabling legislation or administrative actions.

Foreign Currency Translation

Non-U.S. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the foreign currency exchange rate effective at the end of the reporting period. Cost of investments is translated at the currency exchange rate effective at the trade date. The gain or loss resulting from a change in currency exchange rates between the trade and settlement date of a portfolio

52	Annual Report June 30, 2022

transaction is treated as a gain or loss on foreign currency. Likewise, the gain or loss resulting from a change in currency exchange rates between the date the income is accrued and the date it is paid is treated as a gain or loss on foreign currency. The Funds do not isolate that portion of the results of operations arising from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Indemnification

The Trust will indemnify its officers and trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Trust expects the risk of loss due to these warranties and indemnities to be remote.

NOTE 3 – RISKS

The Funds’ risks include, but are not limited, to the following:

Cayman Subsidiary Risk. With respect to an investment in SDCI and GLDX, there is additional risk related to the Subsidiaries. A Subsidiary is an exempted company incorporated under the laws of the Cayman Islands and is a wholly-owned subsidiary of an individual fund. Through its Subsidiary, SDCI and GLDX are able to gain exposure to certain types of commodity-linked derivative instruments and satisfy regulated investment company (“RIC”) tax requirements. Each of SDCI and GLDX is the sole shareholder of its respective Subsidiary, and it is intended that each Fund will remain the sole shareholder and will continue to control its Subsidiary.

By investing in the Subsidiary, SDCI and GLDX will be indirectly exposed to the risks associated with its Subsidiary’s investments. Each of SDCI and GLDX may invest up to 25% of its total assets in its respective Subsidiary. The accompanying Consolidated Schedule of Investments and Consolidated Financial Statements include the positions and accounts of the applicable Subsidiary. All inter-fund balances and transactions, if any, have been eliminated in consolidation.

As of June 30, 2022, SDCI, GLDX and their respective Subsidiaries net assets were as follows:

Fund	Total Net Assets	Subsidiary Net Assets	% of Fund Represented by Subsidiary’s Net Assets
SDCI	$10,607,356	$2,039,206	19.2%
GLDX	3,178,495	558,363	17.6%

53

Other Investment Companies Risk. Each Fund may invest in securities of other registered investment companies, including U.S. government money market funds, mutual funds and other ETFs. As a stockholder in an investment company, a Fund will bear its ratable share of that investment company’s expenses. The Fund will also indirectly bear the risks to which that investment company is subject.

As a matter of fundamental policy, each Fund may not purchase any security if, as a result of that purchase, 25% or more of its total assets would be invested in securities of issuers having their principal business activities in the same industry, provided that this restriction does not limit the Fund’s investments in (i) securities or other instruments issued or guaranteed by the U.S. government or its agencies or instrumentalities, and (ii) securities of other investment companies. When determining compliance with this fundamental policy, the Fund will consider the concentration of affiliated and unaffiliated underlying investment companies.

As of June 30, 2022, SDCI, GLDX and their respective Subsidiaries invested over 25% of their net assets in the following investment companies:

			% of Fund Net
		Market Value as of	Assets as of
	Security Name	June 30, 2022	June 30, 2022
SDCI	Dreyfus Institutional Preferred Government Market Fund – Institutional Shares, 1.41%	7,929,000	74.7%
GLDX	RBC U.S. Government Money Market Fund – Institutional Shares, 1.24%	875,000	27.5%

Each Fund may redeem its investment from these holdings at any time if the Adviser determines that is in the best interest of the Fund and their shareholders to do so. The performance of the Fund will be directly affected by the performance of these holdings. The financial statements of the above holdings can be found at the Securities and Exchange Commission’s website: www.sec.gov; and should be read in conjunction with the Funds’ financial statements.

Market Risk. The trading prices of equity securities fluctuate, sometimes rapidly and unpredictably, in response to a variety of factors. These factors include events impacting the entire market or a specific market segment. The market value of portfolio holdings can be volatile and change quickly. Each Fund’s NAV and market price, like market prices generally, may fluctuate significantly. As a result, an investor could lose money over short or long periods of time, including the possible loss of the entire principal amount of an investment.

54	Annual Report June 30, 2022

Liquidity Risk. Each Fund may not always be able to liquidate its investments at the desired price or time (or at all) or at prices approximating those at which the Funds currently value them. It may be difficult for the Funds to value illiquid holdings accurately. Unexpected market illiquidity may cause major losses at any time or from time to time.

Premium or Discount to NAV Risk. As with all ETFs, Fund shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of the shares of a Fund will approximate the Fund’s NAV, there may be times when the market price and the NAV vary significantly, particularly in times of market stress. Thus, an investor may pay significantly more (or less) than NAV when buying shares of a Fund in the secondary market, or receive significantly more (or less) than NAV when selling those shares in the secondary market. A premium or discount to NAV may be reflected in the spread between “bid” and “ask” prices that are quoted during the course of a trading day. If an investor purchases Fund shares at a time when the market price is at a premium to the NAV of the Fund’s shares, or sells at a time when the market price is at a discount to the NAV of the Fund’s shares, an investor may sustain losses.

Fluctuation of NAV Risk. The market prices of each Fund’s shares will generally fluctuate in accordance with changes in NAV as well as the relative supply of and demand for each Fund’s shares on NYSE Arca. The Adviser cannot predict whether each Fund’s shares will trade below, at, or above NAV.

Secondary Market Risk. Although each Fund’s shares are listed for trading on NYSE Arca and may be listed or traded on U.S. and non-U.S. stock exchanges other than NYSE Arca, there can be no assurance that an active trading market for such shares will develop or be maintained. Investors buying or selling Fund shares in the secondary market will pay brokerage commissions or other charges imposed by brokers and will incur the cost of the difference between “bid” and “ask” prices of the Fund’s shares.

New Fund Risk. Since UMI, GLDX and UDI are new funds, there can be no assurance that they will grow to or maintain an economically viable size.

Derivatives Risk. With respect to SDCI and GLDX, the value of a derivative instrument, such as their investments in Commodity Interests (as defined below), depends largely on (and is derived from) an underlying asset (or a reference rate or index). Derivative instruments such as cash-settled options, forward contracts, options on futures contracts, cleared swap contracts, swap contracts other than cleared swap contracts, and other options and swaps, collectively with the Component Futures Contracts, are called the “Commodity Interests”. Derivatives create leverage risk because they do not require payment up front equal to the economic exposure created by owning the derivative. As a result, an adverse change in the value of the underlying asset of a derivative could result in SDCI and GLDX sustaining a loss that is substantially greater than the amount invested in the derivative, which may make their returns more volatile and increase the risk of loss. SDCI and GLDX may not be able to close out a derivative transaction at a favorable time or price. Derivatives may also be harder to value, less tax efficient, and subject to changing government regulation that could impact the Funds’ ability to use certain derivatives or

55

their cost. Also, derivatives used to gain or limit exposure to a particular market segment may not provide the expected benefits, particularly during adverse market conditions. These risks are greater for SDCI and GLDX than most other ETFs because the funds will implement their investment strategy primarily through investments in Commodity Interests, which are derivative instruments.

Commodities Risk. With respect to SDCI and GLDX, exposure to the commodities markets through investments in Commodity Interests may subject the funds to greater volatility than investments in traditional securities. The risks and hazards that are inherent in commodity production may cause the price of commodities to fluctuate widely. Significant changes in the value of commodities may lead to volatility in SDCI and GLDX’s NAV and market price.

Commodities Tax Risk. SDCI and GLDX intend to qualify as a RIC under subchapter M of the Internal Revenue Code (the “Code”). If they qualify as a RIC and satisfy certain minimum distribution requirements, SDCI and GLDX will not be subject to fund-level U.S. federal income tax on income and gains that they timely distribute to shareholders. To qualify as a RIC, SDCI and GLDX must satisfy certain source-of-income requirements. As discussed above, SDCI and GLDX intend to gain exposure to the commodities market primarily through their investment in their respective Subsidiary. SDCI and GLDX believe based on current law that its taxable income from its Subsidiary will be qualifying income for purposes of the RIC source-of-income requirements. If the income of SDCI, GLDX and from each of their respective Subsidiaries is treated as non-qualifying income, SDCI and GLDX might fail to qualify as RICs and be subject to federal income tax at the fund level. Such adverse effects could also, among other consequences, limit SDCI and GLDX’s ability to pursue their respective investment strategy. SDCI and GLDX seek to manage their investments in their respective Subsidiary and in Commodity Interests as necessary to maintain their qualifications as RICs.

Master Limited Partnership Tax Risk. UMI’s ability to meet its investment objective relies in part upon the level of taxable income it receives from the MLPs in which it invests, a factor over which UMI has no control. The benefit UMI derives from its investment in MLPs is largely dependent on their being treated as partnerships for U.S. federal income tax purposes. Partnerships do not pay U.S. federal income tax at the partnership level. Rather, each partner is allocated a share of the partnership’s income, gains, losses, deductions and expenses. A change in current tax law or a change in the underlying business mix of a given MLP could result in an MLP being treated as a corporation for U.S. federal income tax purposes, which would result in the MLP being required to pay U.S. federal income tax (as well as state and local income taxes) on its taxable income at the applicable corporate tax rate. This would have the effect of reducing the amount of cash available for distribution by an MLP and could result in a significant reduction in the value of UMI’s investment. The classification of an MLP as a corporation for U.S. federal income tax purposes would have the effect of reducing the amount of cash available for distribution by the MLP and causing any such distributions received by UMI to be taxed as dividend income to the extent of the MLP’s current or accumulated earnings and

56	Annual Report June 30, 2022

profits. To the extent a distribution received by UMI from an MLP is treated as a return of capital, UMI’s adjusted tax basis in the interests of the MLP may be reduced, which will result in an increase in the amount of income or gain (or decrease in the amount of loss) that will be recognized by UMI for tax purposes upon the sale of any such interests or upon subsequent distributions in respect of such interests. Furthermore, any return of capital distribution received from an MLP may require UMI to restate the character of its distributions and amend any shareholder tax reporting previously issued.

ESG Investing Risk. UDI’s consideration of ESG factors in selecting investments may cause the Fund to make different investments than funds that do not incorporate such considerations in their investment strategy or processes. The Fund’s incorporation of ESG or climate focused investment insights may affect it’s exposure to certain companies or industries, and may adversely impact it’s performance depending on whether such companies or industries are in or out of favor in the market. A company’s business practices, products or services may change over time. It is possible that companies identified through the Sub-Adviser’s consideration of ESG factors will not operate as expected and will not exhibit positive ESG characteristics to the extent the Sub-Adviser might have anticipated. Further, investors may differ in their views of what constitutes positive or negative ESG characteristics of a company. As a result, UDI may invest in companies that do not reflect the beliefs of any particular investor.

Cash Transaction Risk. Creation and redemption transactions are expected to generally settle through payments of cash and/or fixed income securities, which will cause the funds to incur certain costs, such as brokerage costs, that it would not incur if it made in-kind redemptions.

COVID-19 Risk. As of the date these financial statements were issued, the outbreak of the novel coronavirus (“COVID-19”) continues to adversely impact global commercial activity, and has contributed to significant volatility in financial markets. The global impact of the outbreak and the international response thereto have been rapidly evolving due to the competing factors of the availability of vaccinations and the emergence of new variants. Many countries have reacted by instituting (and in some cases, lifting and reinstituting) quarantines and restrictions on travel. Such measures, as well as the general uncertainty surrounding the dangers and impact of COVID-19, are creating significant disruption in supply chains and economic activity. The outbreak could have a continued adverse impact on economic and market conditions and trigger a period of global economic slowdown. The rapid development and fluidity of this situation precludes any prediction as to the ultimate adverse impact of COVID-19. Nevertheless, COVID-19 presents material uncertainty and risk with respect to the Funds and each Fund’s investments.

57

NOTE 4 – INVESTMENT ADVISORY AND OTHER AGREEMENTS

Investment Adviser

The Adviser serves as the investment adviser to each Fund pursuant to an investment advisory agreement between the Trust and the Adviser. For SDCI and GLDX, the Adviser also serves as investment adviser to their respective Subsidiary pursuant to a separate investment advisory agreement. The Board approved and renewed the advisory agreements for SDCI and its Subsidiary most recently at a meeting held on September 16, 2021. For GLDX, the Board approved the advisory agreements for the Fund and its Subsidiary at a meeting held on May 5, 2021. The Board approved the advisory agreement for UMI on February 18, 2021. The Board approved the advisory agreement for UDI on February 17, 2022. SummerHaven Investment Management, LLC serves as the sub-adviser to GLDX and each Subsidiary pursuant to a sub-advisory agreement. For the SDCI Subsidiary, the sub-advisory agreement was approved by the Board on April 7, 2022. For GLDX, the sub-advisory agreement for GLDX and the sub-advisory agreement for the Subsidiary was approved by the Board on September 16, 2021. Miller/Howard Investments, Inc. serves as the sub-adviser to UMI and UDI pursuant to sub-advisory agreements approved by the Board on February 18, 2021 and February 17, 2022, respectively.

Management Fees

Each Fund pays the Adviser a unitary management fee as compensation for its services and its assumption of Fund expenses. The Adviser is responsible for all expenses of the Funds except expenses for taxes and governmental fees; brokerage fees; commissions and other transaction expenses; costs of borrowing money, including interest expenses; securities lending expenses; extraordinary expenses (such as litigation and indemnification expenses); and fees and expenses of any independent legal counsel. The Adviser may voluntarily waive any portion of its management fee from time to time, and may discontinue or modify any such voluntary limitations in the future at its discretion. The fees paid to the Adviser are accrued daily and paid monthly. The following table lists the total management fee paid by each Fund.

Fund	Management Fee
SDCI	0.80%
GLDX	0.45%
UMI	0.85%
UDI	0.65%

At a meeting of the Board on August 7, 2019, the Board approved an agreement between the Adviser and the Trust pursuant to which the Adviser waives 0.20% of the management fees payable by SDCI. The agreement became effective on August 15, 2019 and has subsequently been renewed on an annual basis. The agreement was renewed on September 20, 2021, and on July 28, 2022, and will remain in effect through October 31,

58	Annual Report June 30, 2022

2023, and may be renewed by the Adviser in its sole discretion thereafter. The agreement may be amended or terminated only by the agreement of the Board and the Adviser, and terminated automatically with respect to the Fund in the event of the termination of the Investment Advisory Agreement between the Adviser and such Fund. Amounts waived are not subject to recoupment by the Adviser.

SummerHaven Investment Management, LLC and Miller/Howard Investments, Inc. each receive a management fee equal to a percentage of the Fund’s average daily net assets for the services it provides to each Fund and/or Subsidiary. The Sub-Advisers’ fees are calculated daily and paid monthly by the Adviser out of its management fees. The following table lists the sub-advisory fees paid to the Sub-Advisers.

Fund	Sub-Advisor Fee
SDCI	0.06%
GLDX	0.15%
UMI	0.38%
UDI*	0.20%

*  As compensation for its services to the Fund, the Sub-Adviser receives an annual fee based on the average daily net assets of the Fund as outlined in the table below. The sub-advisory fee is paid by the Adviser, not by the Fund.

Assets	Annual Fee as a percent of average daily net assets
On the first $5 million ($0 - $5,000,000)	0.20%
On the next $45 million ($5,000,001 - $50,000,000)	0.00%
On the next $50 million ($50,000,001 - $100,000,000)	0.20%
For the portion of Total Net Assets over $100 million	0.25%

The Adviser and the Sub-Advisers (subject to the Adviser’s oversight) supervise and manage the investment portfolio of each Fund and direct the purchase and sale of each Fund’s investments.

Administrator, Custodian and Transfer Agent

The Bank of New York Mellon (“BNY Mellon”) serves as the administrator, custodian and transfer agent for the Funds. Under the Administrative Agency Agreement with the Trust, BNY Mellon performs certain administrative, accounting, transfer agency and dividend disbursing services for the Funds and prepares certain reports filed with the SEC on behalf of the Trust and the Funds. Under the Custodian Agreement with the Trust, BNY Mellon maintains in separate accounts: cash, securities and other assets of the Funds; keeps all necessary accounts and records, and provides other services. BNY Mellon is required, upon the order of the Trust, to deliver securities held by BNY Mellon and to make payments for securities purchased by the Trust for the Funds.

59

Buying and Selling Fund Shares

The Funds are ETFs. This means that shares of the Funds may only be purchased and sold on a national securities exchange, such as NYSE Arca, through a broker-dealer. The price of the Fund’s shares is based on market price. Because Fund shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (premium) or less than NAV (discount).

Each Fund issues and redeems shares at NAV only in large blocks of shares (“Creation Units”), which only certain institutions or large investors (typically, market makers or other broker-dealers) that have entered into an agreement with ALPS Distributors, Inc. (the “Distributor”) may purchase or redeem. Such institutions and large investors are referred to herein as “Authorized Participants” or “APs.” Currently, Creation Units for SDCI, UMI and UDI generally consist of 50,000 shares. For GLDX, Creation Units generally consist of 25,000 shares. Creation Units share amounts may change from time to time. Authorized Participants are required to pay a transaction fee of $350 to compensate the Fund for brokerage and transaction expenses when purchasing Units.

Each of SDCI and GLDX generally issues and redeems Creation Units in exchange for a designated amount of cash. Each of UMI and UDI generally issues and redeems Creation Units in exchange for a portfolio of securities closely approximating the holdings of UMI or UDI, as applicable, and/or a designated amount of cash.

Distributor

The Distributor serves as the distributor of Creation Units for the Funds on an agency basis. The Distributor does not maintain a secondary market in shares.

The Distributor is the distributor of the Trust. The Distributor has entered into a Distribution Agreement with the Trust pursuant to which it distributes shares of the Funds in Creation Units. The Distributor is a broker-dealer registered under the Securities Exchange Act of 1934, as amended, and a member of the Financial Industry Regulatory Authority. Fees under the Distribution Agreement are paid by the Adviser. The Adviser may, from time to time and from its own resources, make other distribution-related payments to the Distributor or other persons.

Licensing Agreement

SHIM, an affiliate of SummerHaven, owns and maintains the SDCITR (the “Index”). The Adviser and SHIM have entered into a licensing agreement (the “Licensing Agreement”) for the Trust’s use of the Index, for which the Adviser pays SHIM licensing fees. The licensing fees are separate from the fees paid to for sub-advisory services provided to the Subsidiary.

Investors cannot be assured of the continuation of the Licensing Agreement between SHIM and the Adviser for use of the Index. Should the Licensing Agreement between SHIM and the Adviser be terminated, the Adviser and the Board will consider available

60	Annual Report June 30, 2022

alternatives, including finding a replacement benchmark or strategy or liquidating SDCI. Termination of the Licensing Agreement may have an adverse effect on the performance and NAV of SDCI’s shares.

NOTE 5 – INVESTMENT TRANSACTIONS – PURCHASES AND SALES

During the year ended June 30, 2022, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments and in-kind transactions) were as follows:

Fund	Purchases	Sales	In-Kind Creations	In-Kind Redemptions
SDCI	$—	$—	$—	$—
GLDX	195,598	196,713	—	—
UMI	22,489,931	22,444,700	45,302,058	—
UDI	—	—	5,531,157	—

NOTE 6 – DISTRIBUTIONS AND TAXES

It is the policy of the Funds to qualify as regulated investment companies by complying with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and by distributing substantially all of their earnings to shareholders. Therefore, no federal income tax provision is required.

Income distributions and return of capital distributions are determined in accordance with tax regulations, which may differ from GAAP.

NOTE 7 – BENEFICIAL OWNERSHIP

Certain owners of the Adviser are also owners and/or trustees of the Funds. These individuals may receive benefits from any management fees paid to the Adviser.

NOTE 8 – DIVIDEND AND TAX COMPONENTS OF CAPITAL

The tax character of distributions paid during the fiscal year ended June 30, 2022, were from Ordinary Income and Return of Capital in the amounts as follows:

Fund	Ordinary Income	Capital Gains	Return of capital
SDCI	$1,425,792	$—	$—
GLDX	20,766	—	—
UMI	3,371,431	—	2,174,056
UDI	—	—	—

61

The tax character of distributions paid during the fiscal year ended June 30, 2021, were from Ordinary Income in the amounts as follows:

Fund	Ordinary Income	Capital Gains	Return of capital
SDCI	$—	$—	$—
GLDX	NA	NA	NA
UMI	584,016	—	221,613
UDI	NA	NA	NA

As of June 30, 2022, the components of accumulated earnings on a tax basis were as follows:

	SDCI	GLDX	UMI	UDI
Undistributed Ordinary Income - Net	$2,808,858	$49,361	$—	$13,419
Undistributed long-term gains/accumulated capital loss	$—	$—	$—	$50
Other Book/Tax Temporary Differences	$—	$—	$—	$—
Unrealized Appreciation (Depreciation)	$(4,896,580)	$(172,652)	$20,386,017	$(327,302)
Total Accumulated Earnings/(Losses) - Net	$(2,087,722)	$(123,291)	$20,386,017	$(313,833)

NOTE 9 – CAPITAL LOSS CARRY FORWARD

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010, for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this, pre-enactment capital loss carryforwards may be more likely to expire unused.

As of June 30, 2022, the Funds have not generated a net capital loss carryforward.

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NOTE 10 – TAX COST OF INVESTMENTS

As of June 30, 2022, the aggregate cost of investments for federal income tax purposes, the net unrealized appreciation or depreciation and the aggregated gross unrealized appreciation (depreciation) on investments were as follows:

Fund	Aggregate Tax Cost	Net Unrealized Appreciation (Depreciation)	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized (Depreciation)
SDCI	$14,593,753	$(3,630,652)	$—	$(3,630,652)
GLDX	3,282,146	(94,190)	—	(94,190)
UMI	129,906,992	20,439,821	24,383,845	(3,944,024)
UDI	5,588,305	(327,302)	19,044	(346,346)

NOTE 11 – TRUSTEES FEES

The Trust compensates each Trustee who is not an “interested person” of the Trust as defined in the 1940 Act. The Adviser, as a result of each Fund’s unitary management fee, pays for such compensation. The Trustees who are “interested persons” of the Trust do not receive any Trustees’ fees.

NOTE 12 – NEW ACCOUNTING PRONOUNCEMENT

In August 2018, the FASB issued Accounting Standards Update (“ASU”) No. 2018-13, which changes certain fair value measurement disclosure requirements. The new ASU, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, and the Trust’s policy for the timing of transfers between levels. The amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. Management has evaluated the implications of certain provisions of the ASU and has determined that there will be no material impacts to the financial statements.

NOTE 13 – SUBSEQUENT EVENTS

The Funds have evaluated the need for disclosure and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no adjustments were required to the financial statements.

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LIQUIDITY RISK MANAGEMENT (UNAUDITED)

Consistent with Rule 22e-4 under the Investment Company Act of 1940 (the “Liquidity Rule”), the Trust has adopted and implemented a liquidity risk management program (the “Program”), applicable to each series of the Trust (each, a “Fund” and together, the “Funds”). The Program seeks to assess and manage each Fund’s liquidity risk, which is defined as the risk that a Fund is unable to meet investor redemption requests without significantly diluting the remaining investors’ interests in the Fund. The Board of Trustees of the Trust (the “Board”) has designated a Liquidity Risk Program Administrator (“LRMP Administrator”), a committee comprised of senior representatives of the adviser, USCF Advisers, LLC, to implement and monitor the Program. As part of its responsibilities, the LRMP Administrator has retained a third party to perform certain functions, including providing market data and liquidity classification model information.

The Program includes a number of processes designed to support the assessment and management of the liquidity risk of each Fund. In particular, the Program includes no less than annual assessments of factors that influence each Fund’s liquidity risk; daily classifications of each Fund’s investments into one of four liquidity classifications provided for in the Liquidity Rule; a 15% of net assets limit on the acquisition of “Illiquid Investments” (as defined under the Liquidity Rule); establishment of a minimum percentage of a Fund’s assets to be invested in “Highly Liquid Investments” (as defined under the Liquidity Rule and referred to herein as the “HLIM”) if the Fund does not qualify for an exception because it invests primarily in Highly Liquid Investments; and periodic reporting to the Board.

At a meeting of the Board of Trustees on February 17, 2022, the LRMP Administrator provided a written report (the “Report”) to the Board addressing the operation, adequacy, and effectiveness the Program, including any material changes to the Program for the period from December 1, 2020 through November 30, 2021 (“Reporting Period”). The Report included a summary on the oversight of the Program and the systems that are used to operate the Program, a discussion of each Fund’s(a) investment strategies and liquidity of portfolio investments including liquidity classifications, the effects of short-term and long-term cash flows and holdings of cash and cash equivalents, and a liquidity analysis of the relationship between portfolio liquidity and the effect of pricing/spreads at which Fund shares trade, including the efficiency of the arbitrage function and level of active participation by market participants.

Conclusions

The LRMP Administrator determined that all Funds were considered “primarily highly liquid,” since each Fund held at least 50% of its assets in Highly Liquid Investments every day within the Reporting Period. As a result, no Fund is required to adopt a

64	Annual Report June 30, 2022

HLIM. In addition, the LRMP Administrator concluded that during the Reporting Period: (1) there were no material changes to the Program except a change made to incorporate redemption policies for the USCF Midstream Energy Income Fund which began operations on November 1, 2021, (2) there were no significant liquidity events impacting any Fund, and (3) it is the LRMP Administrator’s assessment that the Program is adequately designed and has been effective in managing each Fund’s liquidity risk and in implementing the requirements of the Liquidity Rule.

There can be no assurance that the Program will achieve its objectives in the future. Additional information regarding risks of investing in each Fund, including liquidity risks presented by the Fund’s investment portfolio, is found in each Fund’s Prospectus and Statement of Additional Information.

(a)	The Program was reviewed with respect to SDCI, UMI and GLDX, and UDI was not operational as of the end of the Reporting Period.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and
Board of Trustees of
USCF ETF Trust

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of each of the funds indicated in the table below (each a series of the USCF ETF Trust, the “Trust” and collectively, the “Funds”) as of June 30, 2022, the related statements of operations, changes in net assets and financial highlights for each of the periods indicated in the table below, including the related notes and schedules (collectively referred to as the financial statements).

In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of June 30, 2022, and the results of their operations, changes in net assets, and financial highlights for each of the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

Fund	Statements of operations	Statements of changes in net assets	Financial highlights
USCF SummerHaven Dynamic Commodity Strategy No K-1 Fund	For the year ended June 30, 2022.	For the years ended June 30, 2022 and 2021.	For the years ended June 30, 2022, 2021, 2020 and 2019 and the period from inception (May 2, 2018) through June 30, 2018.

USCF Gold Strategy Plus Income ETF	For the period from inception (November 2, 2021) through June 30, 2022.	For the period from inception (November 2, 2021) through June 30, 2022.	For the period from inception (November 2, 2021) through June 30, 2022.

USCF Midstream Energy Income Fund	For the year ended June 30, 2022.	For the year ended June 30, 2022 and the period from inception (March 23, 2021) through June 30, 2021.	For the year ended June 30, 2022 and the period from inception (March 23, 2021) through June 30, 2021.

USCF Dividend Income Fund	For the period from inception (June 7, 2022) through June 30, 2022.	For the period from inception (June 7, 2022) through June 30, 2022.	For the period from inception (June 7, 2022) through June 30, 2022.

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Basis for Opinion

These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Trust’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of June 30, 2022, by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Trust’s auditor since 2014.

Denver, Colorado

August 29, 2022

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APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS

Board Evaluation and Approval of New Investment Advisory Agreement for USCF Dividend Income Fund (“UDI”) and Approval of New Investment Sub-Advisory Agreement for UDI

At its quarterly meeting held on February 17, 2022 (the “February Meeting”), the Board of Trustees (the “Board”) of USCF ETF Trust (the “Trust”), including the Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) (the “Independent Trustees”), unanimously approved the investment advisory agreement between USCF Advisers LLC (the “Adviser”) and the Trust, on behalf of UDI (the “Advisory Agreement”). At its quarterly meeting on May 26, 2022 (the “May Meeting” and, together with the February Meeting, the “Meetings”) the Board, including a majority of Independent Trustees unanimously approved a new investment sub-advisory agreement between the Adviser and Miller/Howard Investments, Inc. (“Miller/Howard”), on behalf of UDI (the “Sub-Advisory Agreement” and, together with the Advisory Agreement, the “UDI Agreements”). The Board considered the Sub-Advisory Agreement at the February Meeting, but ultimately approved the Sub-Advisory Agreement at the May Meeting with a revised fee schedule. Each of the UDI Agreements was approved for an initial two-year term.

In approving the UDI Agreements, the Board considered information provided by the Adviser before and during the Meetings, the presentations made during the Meetings, and the comprehensive discussion during the Meetings. The Board’s consideration of various factors and its conclusions with respect to such factors formed the basis for the Board’s determination to approve the UDI Agreements. The factors considered by the Board included, but were not limited to the following: (i) the personnel resources of the Adviser and Miller/Howard; (ii) the experience and expertise of the Adviser and Miller/Howard; (iii) the financial capabilities and resources of the Adviser and Miller/ Howard; (iv) the compliance procedures and histories of the Adviser and Miller/Howard; (v) the performance of other accounts in comparison to similarly managed funds, and of the Adviser’s and Miller/Howard’s other clients; (vi) the amount of the proposed advisory fees and sub-advisory fees in comparison to similarly managed funds of the Adviser’s and Miller/Howard’s other clients; (vii) the estimated total expenses of UDI in comparison to similarly managed funds; (viii) the estimated profitability level of the Adviser and Miller/ Howard with respect to the Advisory Agreement and Sub-Advisory Agreement; (ix) the extent of any economies of scale and whether the fee structures reflect such economies of scale; (x) the existence of any collateral benefits that may be realized by the Adviser and Miller/Howard, such as affiliated brokerage arrangements or the use of soft dollars; (xi) any collateral benefits that may be realized by UDI resulting from its relationships with the Adviser and Miller/Howard; and (xii) the effect of any anticipated fee waiver and expense reimbursement arrangement. In its deliberations, the Board, including the Independent Trustees, did not identify any single factor as all-important or controlling.

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Advisory Agreement

In connection with their review of the Advisory Agreement, the Trustees considered the factors listed below.

Nature, Extent and Quality of Services

The Board examined the nature, extent and quality of the services expected to be provided by the Adviser to UDI under the Advisory Agreement. The Board considered the presentations and written information given to the Board in connection with the February Meeting, including the Advisory Agreement and information provided by the Adviser in response to the Board’s requests for information. The Board considered the Adviser’s business operations; the Adviser’s investment management process; the Adviser’s experience in overseeing sub-advisers, including Miller/Howard; the Adviser’s experience advising affiliated funds and other accounts; the experience and capability of the Adviser’s senior management and other key personnel; the Adviser’s overall financial strength; and the quality of the Adviser’s compliance program. In addition to investment management services, the Board also considered the nature, extent, and quality of administrative, compliance, and legal services that would be provided, and had been provided to other series of the Trust, by the Adviser. The Board concluded that the nature, extent and quality of the services expected to be provided by the Adviser under the Advisory Agreement would benefit UDI and its shareholders.

Investment Performance

The Board considered that UDI did not have an investment performance history. The Board reviewed the composite performance of the proposed strategy as provided by Miller/Howard.

Fees and Expenses

The Board compared the proposed advisory fee to the advisory fee of other funds managed by the Adviser and other funds with investment strategies similar to that of UDI. The Board asked the Adviser a number of questions related to the management fee arrangement. The Adviser explained that the proposed management fee is a unitary fee and reviewed with the Board the expense ratios of comparable funds. The Adviser noted the advisory fee rate of 65 basis points and that the Adviser will bear the costs of various third-party services required by the Fund, including trustee fees, audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board considered the differences between a unitary fee structure and an expense limitation agreement, noting that unitary fee arrangements are increasingly common in the ETF space. After further discussion, the Board concluded that UDI’s proposed advisory fee, as well as the overall projected expense ratio, were acceptable considering the complex nature of UDI and its investment strategy, the quality of the services UDI expects to receive from the Adviser and the level of fees paid by similar funds.

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Economies of Scale

The Board considered whether economies of scale exist with respect to the management of UDI and determined that UDI was not expected to benefit from economies of scale until it achieved sufficient asset size.

Profitability

The Board considered the anticipated profits that may be realized by the Adviser under the Advisory Agreement, and whether the amount of profit is a fair entrepreneurial profit for the management of UDI. The Board also considered UDI’s operating expenses on the Adviser’s profits.

Collateral Benefits

The Board considered whether the Adviser and its affiliates may receive other benefits as a result of the Adviser’s proposed relationship with UDI. The Board noted that UDI’s relationship with the Adviser could likely help UDI enter into service agreements with terms more favorable than would have otherwise been available. The Board considered that the Adviser is not affiliated with any of UDI’s other primary service providers, and therefore will not benefit from those contractual relationships.

Conclusion

Having requested and received such information from the Adviser as the Board believed to be reasonably necessary to evaluate the terms of the Advisory Agreement, and with the advice of counsel, the Board, including the Independent Trustees, concluded that the advisory fee is reasonable and, in light of the matters that the Trustees have considered to be relevant in the exercise of their reasonable judgment, approved the Advisory Agreement.

Sub-Advisory Agreement

In connection with their review of the Sub-Advisory Agreement during the Meetings, the Trustees considered the factors listed below.

Nature, Extent and Quality of Services

The Board examined the nature, extent, and quality of the services expected to be provided by Miller/Howard under the Sub-Advisory Agreement. The Board considered the written information provided to the Board prior to and during the Meeting, including information provided by the Adviser and Miller/Howard in response to the Board’s requests for information. The Board considered Miller/Howard’s operations and the services to be provided to UDI, including trading, administrative, compliance, and marking support services. The Board considered Miller/Howard’s experience advising other accounts, including its experience with advising another series of the Trust; its experience in integrating ESG factors into its investment selection process; the experience and capability of Miller/Howard’s senior management and other key personnel; the discussion

70	Annual Report June 30, 2022

earlier in the Meeting regarding Miller/Howard’s financial position; and the quality of Miller/Howard’s compliance program. The Board concluded that the nature, extent, and quality of the services expected to be provided by Miller/Howard under the Sub-Advisory Agreement would benefit UDI and its shareholders.

Investment Performance

With respect to performance, the Board considered the performance of the other accounts managed by Miller/Howard with similar investment strategies.

Fees and Expenses

The Board reviewed the fees to be paid to Miller/Howard for its services under the Sub-Advisory Agreement. The Board took into account that UDI would not pay any fees to Miller/Howard directly, and that the fees paid to Miller/Howard would be paid from the unitary management fees paid to the Adviser. The Board concluded that the sub-advisory fee was acceptable in light of the quality of the services that UDI expects to receive from the Miller/Howard.

Economies of Scale

The Board considered whether Miller/Howard would realize economies of scale with respect to the services to be provided to UDI. It was the consensus of the Board that based on the projected size of UDI, economies of scale was not a relevant consideration at this time.

Profitability

The Board considered the anticipated profits realized, and that may be realized, by Miller/ Howard under the Sub-Advisory Agreement, and whether the amount of profit is a fair entrepreneurial profit for the services to be provided under the Sub-Advisory Agreement. The Board noted that the Sub-Advisory Agreement was negotiated at arms-length by the Adviser and that Miller/Howard had agreed to a fee schedule that reduced the fee that it would receive until UDI gained substantial assets. The Board concluded that Miller/ Howard’s expected level of profitability from its relationship with the Trust was not excessive.

Collateral Benefits

The Board considered whether Miller/Howard or its affiliates may receive other benefits as a result of its relationship with the Trust. The Board concluded that the fees to be paid to Miller/Howard were reasonable in relation to the nature, extent, and quality of services to be provided.

Conclusion

Having requested and received such information from the Adviser and Miller/Howard as the Board believed to be reasonably necessary to evaluate the terms of the Sub-Advisory Agreement, the Board, including the Independent Trustees, concluded that the fees to

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be paid to Miller/Howard were reasonable and, in light of the matters that the Trustees considered to be relevant in the exercise of their reasonable judgment, approved the Sub-Advisory Agreement.

Board Evaluation and Approval of Continuation of Investment Sub-Advisory Agreement for USCF SummerHaven Dynamic Commodity Strategy No K-1 Fund (“SDCI”)

At a Meeting of the Board of Trustees (the “Board”) of USCF ETF Trust (the “Trust”) held on April 7, 2022 (the “April Meeting”), the Board, including the Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) (the “Independent Trustees”), unanimously approved the continuation of the investment sub-advisory agreement between the Adviser and SummerHaven Investment Management, LLC (“SummerHaven”) on behalf of USCF Cayman Commodity 2 (the “SDCI Subsidiary”), the wholly owned subsidiary of SDCI (the “Sub-Advisory Agreement”).The Sub-Advisory Agreement was approved for the continuation of a one-year term.

In approving the Sub-Advisory Agreement, the Board considered information provided by the Adviser before and during the April Meeting. The Board’s consideration of various factors and its conclusions with respect to such factors formed the basis for the Board’s determination to approve the Sub-Advisory Agreement. The factors considered by the Board included, but were not limited to the following: (i) the personnel resources of SummerHaven; (ii) the experience and expertise of SummerHaven; (iii) the financial capabilities and resources of SummerHaven; (iv) the compliance procedures and histories of SummerHaven; (v) the performance of other accounts in comparison to similarly managed funds, and of SummerHaven’s other clients; (vi) the amount of the proposed sub-advisory fees in comparison to similarly managed funds of SummerHaven’s other clients; (vii) the estimated profitability level of SummerHaven with respect to the Sub-Advisory Agreement, as applicable; (viii) the extent of any economies of scale and whether the fee structures reflect such economies of scale; (ix) the existence of any collateral benefits that may be realized by SummerHaven, such as affiliated brokerage arrangements or the use of soft dollars; and (x) any collateral benefits that may be realized by SDCI or the SDCI Subsidiary resulting from its relationships with SummerHaven or any of its affiliates. In its deliberations, the Board, including the Independent Trustees, did not identify any single factor as all-important or controlling.

In connection with their review of the Sub-Advisory Agreement, the Trustees considered the factors listed below.

Nature, Extent and Quality of Services

The Board examined the nature, extent, and quality of the services to be provided by SummerHaven under the Sub-Advisory Agreement. The Board considered the written information provided to the Board prior to and during the Meeting, including

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information provided by the Adviser and SummerHaven in response to the Board’s requests for information. The Board considered SummerHaven’s operations and the services currently provided and to be provided to the SDCI Subsidiary, including trading, administrative, compliance, and marking support services. The Board considered SummerHaven’s experience advising other accounts; the experience and capability of SummerHaven’s senior management and other key personnel; SummerHaven’s overall financial strength; and the quality of SummerHaven’s compliance program. The Board considered that SummerHaven was registered with the SEC as an investment adviser and that SummerHaven had substantial experience as a Commodity Pool Operator. The Board concluded that the nature, extent, and quality of the services to be provided by SummerHaven under the Sub-Advisory Agreement would benefit the SDCI Subsidiary, SDCI and its shareholders.

Investment Performance

With respect to performance, the Board considered the performance of SDCI, as well as the manner in which SummerHaven managed the commodity positions of the SDCI Subsidiary. The Board considered the performance of the other accounts managed by SummerHaven with similar investment strategies. With respect to the SDCI Subsidiary, the Board concluded that the SDCI Subsidiary was performing as expected within the fund structure of SDCI and as compared to SDCI’s benchmark index.

Fees and Expenses

The Board reviewed the fees to be paid to SummerHaven for its services under the Sub-Advisory Agreement. The Board took into account that neither SDCI nor the SDCI Subsidiary would pay any fees to SummerHaven directly, and that the fees paid to SummerHaven would be paid from the unitary management fees paid to the Adviser. The Board also noted that the Adviser also paid a SummerHaven affiliate a fee for licensing and services related to the index used as a benchmark by SDCI. The Board concluded that the sub-advisory fees were acceptable in light of the quality of the services that the SDCI Subsidiary had received and expect to receive from SummerHaven.

Economies of Scale

The Board considered whether SummerHaven would realize economies of scale with respect to the services to be provided to the SDCI Subsidiary. It was the consensus of the Board that based on the size of the SDCI Subsidiary, economies of scale was not a relevant consideration at this time.

Profitability

The Board considered the anticipated profits realized, and that may be realized, by SummerHaven under the Sub-Advisory Agreement and the related licensing agreement,

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and whether the amount of profit is a fair entrepreneurial profit for the services to be provided under the Sub-Advisory Agreement. The Board noted that the Sub-Advisory Agreement was negotiated at arms-length by the Adviser. The Board concluded that SummerHaven’s expected level of profitability from its relationship with the Trust was not excessive.

Collateral Benefits

The Board considered whether SummerHaven or its affiliates may receive other benefits as a result of its relationship with the Trust. The Board acknowledged that an affiliate of SummerHaven receives fees under a licensing agreement with the Adviser, and that the Adviser relies on that agreement to use names and marks in connection with SDCI. Despite this collateral benefit for SummerHaven and its affiliates arising from the Sub-Adviser’s relationship with the Trust, the Board concluded that the fees to be paid to SummerHaven were reasonable in relation to the nature, extent, and quality of services to be provided.

Conclusion

Having requested and received such information from the Adviser and SummerHaven as the Board believed to be reasonably necessary to evaluate the terms of the Sub-Advisory Agreement, the Board, including the Independent Trustees, concluded that the fees to be paid to SummerHaven were reasonable and, in light of the matters that the Trustees considered to be relevant in the exercise of their reasonable judgment, approved the Sub-Advisory Agreement.

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ADDITIONAL INFORMATION (UNAUDITED)

Members of the Board and Officers of the Trust

Set forth below are the names, ages, positions with the Trust, terms of office, and the principal occupations and other directorships for a minimum of the last five years, of each of the persons currently serving as members of the Board and as Executive Officers of the Trust. Also included below is the term of office for each of the Executive Officers of the Trust. The members of the Board serve as Trustees for the life of the Trust or until retirement, removal, or their office is terminated pursuant to the Trust’s Declaration of Trust and Trust Agreement.

The Chairman of the Board, Nicholas D. Gerber, and Management Trustees, Andrew F Ngim and Stuart P. Crumbaugh are interested persons of the Trust as that term is defined under Section 2(a)(19) of the 1940 Act (“Interested Trustees”) because of their affiliation with the Adviser.

Messrs. Thomas E. Gard, Jeremy Henderson, John D. Schwartz, and H. Abram Wilson, and their immediate family members have no affiliation or business connection with the Adviser or the Funds’ principal underwriter or any of their affiliated persons and do not own any stock or other securities issued by the Adviser or the Funds’ principal underwriter. These Trustees are not Interested Persons of the Trust and are referred to herein as “Independent Trustees.”

The following tables present information about the Trustees and Officers. The Statement of Additional Information has additional information about the Trustees and is available without charge, upon request, by contacting the Funds at 1(800) 920-0259, or visiting: www.uscfinvestments.com.

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Independent Trustees

Name and Age(1)	Position(s) Held with Trust	Term of Office and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee (Past 5 Years)
Thomas E. Gard Year of Birth: 1959	Independent Trustee	Since 2015	Partner of Armanino LLP from 1995 – 2019; Member of Armanino Executive Committee from 2001 – 2015; and Partner in Charge of Armanino LLP Audit Department December from 2004 – 2013. Mr. Gard has been retired from 2019 – present.	Four	None

Jeremy Henderson Year of Birth: 1956	Independent Trustee	Since 2014	Chief Operating Officer, North Island LLC from 2017 – present; Retired from 2007 – 2017; Managing Director of Societe Generale from 1991 – 2007.	Four	None

John D. Schwartz Year of Birth: 1968	Independent Trustee	Since 2014	President of Sam Clar Office Furniture from 1996 – present.	Four	None

H. Abram Wilson Year of Birth: 1946	Independent Trustee	Since 2014	San Ramon City, CA Council member from 1999 – 2011, including Mayor of San Ramon City, CA from 2002 – 2009. Mr. Wilson has been retired from 2011 – present.	Four	None

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Interested Trustees and Officers of the Trust

Name and Age(1)	Position(s) Held with Trust	Term of Office and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee (Past 5 Years)
Nicholas D. Gerber(3) Year of Birth: 1962	Chairman and Trustee	Since 2014

Chairman of the Board of Directors of United States Commodity Funds LLC (“USCF”), which is the sponsor of a family of commodity pools whose shares are registered under the Securities Act of 1933 since 2005; President and Chief Executive Officer of USCF from 2005 – June 2015; Serves on Board of Managers of USCF Advisers LLC (“USCF Advisers”) since June 2014 and President and Chief Executive Officer of USCF Advisers from June 2014 – June 2015; Vice President of USCF since June 2015; Chief Executive Officer, President and Secretary of The Marygold Companies, Inc. (“Marygold”) since January 2015; CEO and a member of the Board of Directors of Marygold & Co., a subsidiary of Marygold, since November 2019; Executive Director and member of the Board of Directors of Marygold & Co. (UK) Limited, a newly formed subsidiary of Concierge from August 2021; Co-founded Ameristock Corporation in March 1995, a registered investment adviser under the Investment Advisers Act of 1940 from March 1995 until January 2013; and Portfolio Manager of the Ameristock Mutual Fund, Inc. a mutual fund registered under the 1940 Act, from August 1995 – January 2013.

				Four	Management Director of USCF. Chairman of the Board of Marygold since January 26, 2015.

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Name and Age(1)	Position(s) Held with Trust	Term of Office and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee (Past 5 Years)
John P. Love Year of Birth: 1971	President (Principal Executive Officer)	Since 2015	Chief Executive Officer and President of USCF since June 2015 and Management Director of USCF since October 2016 and Chairman of the Board of Directors of USCF since 2019; Senior Portfolio Manager of USCF from March 2010 – June 2015; Portfolio Manager of USCF from April 2006 – March 2010; President of USCF Advisers since June 2015 and serves on Board of Managers of USCF Advisers since November 2016.	Four	N/A

Stuart P. Crumbaugh(3) Year of Birth: 1963	Chief Financial Officer (Principal Accounting and Principal Financial Officer), Treasurer and Trustee	CFO and Treasurer since May 2015; Secretary from May 2015 – October 2016; Independent Trustee of USCF ETF Trust from inception – February 2015 and Interested Trustee since February 2015	Chief Financial Officer of Marygold since December 2017; Treasurer and a member of the Board of Directors of Marygold & Co. since November 2019; Chief Financial Officer (Principal Accounting Officer), Treasurer and Secretary of USCF Advisers and USCF since June 2015 and May 2015, respectively; Treasurer and member of the Board of Directors of Marygold & Co. (UK) Limited, a newly formed subsidiary of Concierge from August 2021; Vice President Finance and Chief Financial Officer of Sikka Software Corporation from April 2014 – April 2015; Vice President, Corporate Controller and Treasurer of Auction.com, LLC from December 2012 – December 2013; Chief Financial Officer of IP Infusion Inc. from March 2011 – September 2012; Consultant from January 2010 – February 2011.	Four	None

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Name and Age(1)	Position(s) Held with Trust	Term of Office and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee (Past 5 Years)
Andrew F Ngim(3) Year of Birth: 1960	Trustee, Vice President, Portfolio Manager	Trustee from 2014 – February 2015 and May 2015 – Present; Secretary from October 2016 – May 2018	Co-founded USCF in 2005 and has served as a Management Director since May 2005 and Chief Operating Officer since August 2016; Portfolio Manager for the United States Commodity Index Funds Trust since January 2013; Treasurer of USCF from June 2005 – February 2012; Assistant Secretary and Assistant Treasurer of USCF Advisers since June 2013; Prior to and concurrent with his services to USCF, from January 1999 – January 2013, Mr. Ngim served as Managing Director for Ameristock Corporation which he co-founded in March 1995 and was Co-Portfolio manager of Ameristock Mutual Fund, Inc. from January 2000 – January 2013; Portfolio Manager for USCF ETF Trust since 2014.	Four	Management Director of USCF since May 2005.

79

Name and Age(1)	Position(s) Held with Trust	Term of Office and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee (Past 5 Years)
Kenneth Kalina c/o Foreside 3 Canal Plaza, Suite 100 Portland, ME 04101 Year of Birth: 1959	Chief Compliance Officer and AML Officer	Chief Compliance Officer and AML Officer since 2022	Fund Chief Compliance Officer, Foreside Fund Officer Services, LLC (June 2017 to present); Chief Compliance Officer, Henderson Global Funds (December 2005 to June 2017).	Four	N/A

Daphne G. Frydman Year of Birth: 1974	Chief Legal Officer; Secretary	Chief Legal Officer since May 2018; Secretary since 2021	General Counsel of USCF and USCF Advisers since May 2018; Director of Compliance of USCF since May 2022; Deputy General Counsel of USCF from May 2016 – April 2018; Assistant Secretary from October 2016 – May 2018; Partner at Sutherland Asbill & Brennan LLP from January 2011 – April 2016; and counsel and associate at the same from 2009 – 2010 and from 2001 – 2008, respectively.	Four	N/A

(1)	The address of each Trustee and officer, unless otherwise noted, is c/o USCF ETF Trust, 1850 Mt. Diablo Blvd., Suite 640, Walnut Creek, CA 94596.
(2)	The Trustees and Officers serve until their successors are duly elected and qualified.
(3)	Messrs. Gerber, Crumbaugh and Ngim are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliation with the Adviser.

80	Annual Report June 30, 2022

ADDITIONAL INFORMATION (UNAUDITED)

Federal Income Tax Information

For the year ended June 30, 2022, the USCF Midstream Energy Income Fund reports the maximum amount allowable under Section 854 of the Internal Revenue Code, but not less than, the following percentages of the ordinary income dividends paid as 1) qualified dividend income (QDI); 2) eligible for corporate dividend received deduction (DRD):

	QDI	DRD
USCF Midstream Energy Income Fund	88.55%	38.47%

In January 2023 you will be advised on IRS Form 1099-DIV or substitute 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2022.

81

Investment Adviser

USCF Advisers, LLC

1850 Mt. Diablo Boulevard, Suite 640
Walnut Creek, California 94596

Administrator, Custodian and Transfer Agent

The Bank of New York Mellon
240 Greenwich Street

New York, New York 10286

Distributor

ALPS Distributors, Inc.
1290 Broadway, Suite 1100

Denver, Colorado 80203

Independent Registered Public Accounting Firm

Spicer Jeffries LLP

4601 DTC Boulevard, Suite 700

Denver, Colorado 80237

Trustees

Nicholas D. Gerber
Stuart P. Crumbaugh
Andrew F Ngim
Jeremy Henderson
John D. Schwartz

H. Abram Wilson
Thomas Gard

82	Annual Report June 30, 2022

Proxy Voting Information

A description of the policies and procedures that the Adviser uses to determine how to vote proxies relating to portfolio securities of a Fund, if applicable, is available without charge by contacting the Funds at 1.800.920.0259, on the Fund’s website at www.uscfinvestments.com and on the SEC’s website at www.sec.gov. Information regarding how a Fund voted such proxies, if applicable, for the most recent 12 month period ended June 30 is also available without charge by calling the Funds or by accessing a Fund’s Form N-PX on the SEC’s website at www.sec.gov.

Portfolio Holdings Information

A Fund files its completed schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its Form N-PORT. A Fund’s Form N-PORT is available on the SEC’s website at www.sec.gov. A Fund’s holdings can also be found at the Funds website www.uscfinvestments.com.

Premium/Discount Information

Information about the differences between the daily market price on the secondary markets for shares of a Fund and the Fund’s NAV may be found on the Funds website at www.uscfinvestments.com.

ALPS Distributors, Inc.

An investment in a Fund must be accompanied or preceded by a current prospectus which contains more information on fees, risks and expenses. Please read the prospectus carefully before investing or sending money.

83

www.uscfinvestments.com
1-800-920-0259

The funds are distributed by ALPS Distributors, Inc.

Item 1. Reports to Stockholders (cont.).

(b)           Not applicable.

Item 2. Code of Ethics.

(a)	As of the period ended June 30, 2022(the “Reporting Period”), the Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer, controller or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)	During the Reporting Period, there have been no amendments to a provision of the code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this item’s instructions.

(d)	During the Reporting Period, the Registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

(e)	Not applicable.

(f)	A copy of the code of ethics is attached hereto as Exhibit 13(a)(1).

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Trustees has determined that Mr. Thomas E. Gard is qualified to serve as an audit committee financial expert serving on the Registrant’s audit committee and that he is “independent,” as defined by Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a)           Audit Fees

The aggregate fees billed for each of the last two fiscal years ended June 30, 2022, and June 30, 2021 for professional services rendered by the principal accountant for the audit of the Registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for that fiscal year were $48,000 in 2022 and $24,000 in 2021.

(b)           Audit Related Fees

The aggregate fees billed for each of the last two fiscal years ended June 30, 2022, and June 30, 2021 for assurance and related services rendered to the Registrant by the principal accountant that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item were $0 in 2022 and $0 in 2021.

(c)           Tax Fees

The aggregate fees billed for each of the last two fiscal years ended June 30, 2022, and June 30, 2021 for professional services rendered to the Registrant by the principal accountant for tax compliance, tax advice and tax planning were $7,000 in 2022 and $4,000 in 2021. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local entity tax planning, advice and assistance regarding statutory, regulatory or administrative developments; and (iii) tax advice regarding tax qualification.

(d)           All Other Fees

The aggregate fees billed for each of the last two fiscal years ended June 30, 2022, and June 30, 2021, for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were $0 in 2022 and $0 in 2021.

(e)(1)	Pursuant to the Registrant’s Audit Committee Charter that has been adopted by the audit committee, the audit committee shall approve all audit and permissible non-audit services to be provided to the Registrant and all permissible non-audit services to be provided to its investment adviser or any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant if the engagement relates directly to the operations and financial reporting of the Registrant.
(e)(2)	The percentage of services described in paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, with respect to: Audit-Related Fees were 0% for 2022 and 0% for 2021; Tax Fees were 12.7% for 2022 and 14.3% for 2021; and all Other Fees were 0% for 2022 and 0% for 2021.
(f)	The percentage of hours expended on the principal accountant’s engagement to audit the Registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than fifty percent.
(g)	The aggregate non-audit fees billed by the Registrant’s accountant for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant for each of the last two fiscal years of the Registrant were $0 for 2022 and $0 for 2021.

(h)	The Registrant’s audit committee has considered whether the provision of non-audit services that were rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.
(i)	Not applicable.
(j)	Not applicable.

Item 5. Audit Committee of Listed Registrants.

(a)	The Registrant has a separately designated audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended, which consists of independent trustees of the Registrant. The audit committee members are Jeremy Henderson, John D. Schwartz, H. Abram Wilson and Thomas E. Gard.

(b)    Not applicable.

Item 6. Investments.

(a)	The Schedule of Investments in securities of unaffiliated issuers as of the close of the Reporting Period is included as part of the report to shareholders filed under Item 1(a) of this Form N-CSR.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the Registrant’s Board of Trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)	The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Code of ethics that is the subject of disclosure required by Item 2 of this Form N-CSR is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)		USCF ETF Trust

By (Signature and Title)*		/s/ John P. Love
John P. Love, President and Chief Executive Officer
(Principal Executive Officer)

Date	9/1/2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*		/s/ John P. Love
John P. Love, President and Chief Executive Officer
(Principal Executive Officer)

Date	9/1/2022

By (Signature and Title)*		/s/ Stuart P. Crumbaugh
Stuart P.Crumbaugh, Treasurer and Chief Financial Officer
(Principal Financial Officer)

Date	9/1/2022

* Print the name and title of each signing officer under his or her signature.